UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2016

Item 1. Report to Stockholders.

ANNUAL REPORT  •  MARCH 31, 2016

Hodges Fund

Small Cap Fund

Small Intrinsic Value Fund

Small-Mid Cap Fund

Pure Contrarian Fund

Blue Chip Equity Income Fund

www.hodgesfunds.com

Hodges Capital — Managing Equity Funds Since 1992

Table of Contents

Shareholder Letter	1

Sector Allocations	9

Expense Examples	12

Performance Charts and Analysis	14

Schedules of Investments	22

Statements of Assets and Liabilities	32

Statements of Operations	34

Statements of Changes in Net Assets	36

Financial Highlights	42

Notes to Financial Statements	50

Report of Independent Registered Public Accounting Firm	63

Trustees and Executive Officers	64

Additional Information	66

Privacy Notice	68

Hodges Mutual Funds
May 27, 2016

Dear Shareholder:

Returns (Retail Class) as of 3/31/2016:

					Since
	1 Year*	3 Year*	5 Year*	10 Year*	Inception*
Hodges Fund (10/9/92)	-7.58%	10.51%	8.93%	4.27%	9.54%
S&P 500	1.78%	11.82%	11.58%	7.01%	9.36%

Hodges Small Cap Fund (12/18/07)	-15.18%	6.03%	9.34%	n/a	8.74%
Russell 2000	-9.76%	6.84%	7.20%	n/a	6.31%

Hodges Small Intrinsic Value Fund (12/26/13)	-10.58%	n/a	n/a	n/a	4.76%
Russell 2000 Value	-7.72%	n/a	n/a	n/a	-0.81%

Hodges Small-Mid Fund (12/26/13)	-9.80%	n/a	n/a	n/a	1.64%
Russell 2500	-7.31%	n/a	n/a	n/a	2.08%

Hodges Pure Contrarian Fund (9/10/09)	-20.34%	-2.23%	-0.17%	n/a	4.86%
S&P 500	1.78%	11.82%	11.58%	n/a	13.29%

Hodges Blue Chip Equity Income Fund (9/10/09)	-2.20%	10.93%	10.46%	n/a	10.46%
Russell 1000	0.50%	11.52%	11.35%	n/a	13.34%

*	Average Annualized

	HDPMX^	HDPSX^	HDSVX^	HDSMX^	HDPCX^	HDPBX#
Gross Expense Ratio	1.32%	1.32%	1.99%**	2.25%**	2.01%**	1.66%**
Net Expense Ratio	N/A	N/A	1.32%**	1.41%**	1.40%**	1.31%**

^	Ratios are from the Prospectus dated July 29, 2015.
#	Ratios are from the Prospectus dated March 28, 2016.
**
The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses until at least July 31, 2016.  This figure includes Acquired Fund Fees and Expenses, and excludes interest, taxes and extraordinary expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-811-0224. The funds impose a 1.00% redemption fee on shares held for thirty days or less. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

The Hodges Funds 2016 fiscal year, which ended March 31, 2016, was a roller-coaster period for most financial markets with a big reversal in U.S. stocks over the final six months of this period.  Concerns over slowing global growth, interest rate hikes, and oil price volatility caused many of our economically sensitive stocks to become oversold by fearful investors during this period.  However, improving employment trends, an outlook for solid corporate earnings and dovish comments from the Fed in March sent the S&P 500 into a recovery in the final month of the fiscal year.  Demonstrating the difficulty in market timing, the resiliency of the market during March was impressive considering this move represented the third-best monthly gain for the S&P 500 since 2011, despite overwhelming negative sentiment among most investors.  Nevertheless, naysayers are reacting to fears over a prolonged global recession and uncertainty surrounding political upheaval around the world.  While stocks could be stuck in a frustrating and volatile trading range over the near term, we have not changed our stripes and remain constructive on the opportunities for stocks to move higher over the next several years.  As long-term investors, we are focused on our disciplined approach to picking stocks based on in-depth bottom-up research of individual companies.

While this is no time to blatantly ignore macro conditions, we are not trying to forecast the timing of further interest rate hikes, currency fluctuations, or commodity prices.  Instead, we believe this is an ideal time to scrutinize the fundamentals of individual companies.  Although not true for every company, we see many of the headwinds for earnings over the past twelve-months subsiding as input costs stabilize and consumption remains in relatively good shape.  As always, we are making a

Hodges Mutual Funds

conscious effort to remain objective and open-minded in our buy and sell decisions, while continuously looking for new opportunities around every corner.  Furthermore, we believe that there are many high quality companies running great businesses with excellent management teams that are now trading at bargain prices.  Excluding the dramatic decline in energy related profits over the past year and the effects of currency translation, we believe the core earnings and cash flow among many U.S. companies are still intact and could pick up in the second half of the 2016 calendar year.  We see equity valuations as attractive with the S&P 500 now at 16.6X forward earnings estimates according to FactSet.  The inverse of this multiple is an earnings yield around 6.02% compared to the 10-year treasury yield of 1.78% at the end of the recent quarter.  We believe this risk premium indicates the potential reward for holding stocks outweighs the underlying downside risk.

Our research team at Hodges Capital Management has continued to rigorously gather and analyze firsthand information from a broad scope of publicly traded companies.  These efforts have led us to a few worthwhile observations.  First, most domestic corporations outside of the energy, metal & mining sectors are still generating respectable levels of profitability and experiencing growth.  Second, many of the companies that we follow have increased their appetite for capital spending projects over the past year in response to a more stable domestic economy.  Such capital expenditures include investments in property, plants, and equipment to meet demand, as well as spending on information technology to enhance productivity and lower costs.  Finally, corporate balance sheets have generally been in good shape, allowing many corporations to continue to reinvest in capital projects, make strategic acquisitions, as well as buy back shares and pay dividends.  While not every facet of the U.S. economy appears rosy and global economic growth appears uneven, we view current conditions as providing no shortage of individual stocks with good potential relative to their underlying risk.

As we enter the 2017 fiscal year for the Hodges Funds, we would not be surprised to see volatility continue as investors fret over interest rates, political uncertainty, lumpiness in global economic growth, and turbulent commodity/currency markets. However, the investment team at Hodges Capital Management is wasting little effort attempting to forecast short-term moves in the market.  Instead, we are rigorously looking for investments in well-run businesses that control their own destiny and thus rely on ingenuity and well calculated business decisions.  Although the macro conditions impacting the market can seem overwhelming at times, we always fall back to the idea that the long-term performance of stock prices is determined by the future earnings and cash flows of each underlying business.  Stock prices over the long run are not a function of news headlines or short-term economic conditions.  Ultimately, we believe earnings power and prevailing interest rates are more important to future stock prices than political noise or monthly economic survey statistics.  In conclusion, we see this year as an ideal environment for active portfolio managers to carefully select individual stocks.

Hodges Fund (HDPMX)

The Hodges Fund's twelve month return for the period ending March 31, 2016 was a loss of 7.58% compared to a gain of 1.78% for the S&P 500 Index.  Disappointing relative performance in the recent year was attributed to disappointing performance from several of the Fund’s large industrial and energy holdings, which included a 47.6% decline in Trinity Industries (TRN) and a 78.6% decline in Comstock Resources (CRK).  Despite the headwinds surrounding the Fund’s overweight exposure to energy and industrial stocks, several of the Fund’s consumer and material stocks experienced significant moves higher during this period, which included a 31.5% move in JC Penney Company (JCP) and a 105.9% rebound in shares of United States Steel (X).

The Hodges Fund remains focused on investments where we have the highest conviction.  The number of stocks held in the Fund at the end of the recent fiscal year was 38.  During the past year, we took profits in a few stocks that appeared to offer less additional upside potential relative to their downside risk, increased the size of several positions in which we remain convicted, and entered into several new positions.  For example, the Hodges Fund harvested some of its profits in Freeport-McMoRan (FCX) and exited our position in Gogo Inc. (GOGO), while entering into several new positions such as online apparel retailer, Duluth Holdings (DLTH).  The top ten holdings at the end of March 31, 2016 included Texas Pacific Land Trust (TPL), Trinity Industries Inc. (TRN), United States Steel (X), Freeport-McMoRan (FCX), EnLink Midstream (ENLC), Facebook, Inc. (FB), Matador Resources Company (MTDR), Eagle Materials, Inc. (EXP), Luby's, Inc. (LUB) and Delta Air Lines, Inc. (DAL), which represented 47.4% of the Fund's holdings.

Hodges Mutual Funds

Hodges Small Cap Fund (HDPSX)

During the twelve months ending March 31, 2016, the Hodges Small Cap Fund experienced a loss of 15.18% versus a loss of 9.76% for the Russell 2000 Index.  Lackluster performance during this twelve month period reflected weakness across many of the Fund’s industrial, financial, and energy related stocks.  Relative performance also reflected the Fund’s lack of exposure to utilities, which was a leading sector within the Russell 2000 during the most recent quarter.

The Hodges Small Cap Fund remains well diversified across industrials, transportation, financial services, technology, and consumer-related names, which we expect could contribute to the Fund's long-term performance. The Fund has recently taken profits in several stocks that appeared fairly valued relative to their underlying fundamentals, and established several new positions in stocks that we view as having an attractive risk/reward profile.  The total number of stocks held in the Fund at the end of the recent fiscal year was 76 compared to 92 at the beginning of the period.  Top ten holdings at March 31, 2016 represented 24.0% of the Fund's holdings and included Casey's General Stores, Inc. (CASY), American Airlines Group Inc. (AAL), United States Steel (X), Eagle Materials Inc. (EXP), U. S. Concrete, Inc. (USCR), Cinemark Holdings, Inc. (CNK), RSP Permian (RSPP), Texas Pacific Land Trust (TPL), American Eagle Outfitters (AEO), and Cracker Barrel Old Country Stores (CBRL).

While the nature of small cap investing can provide opportunities for active portfolio management in just about any type of market, we view the current environment as an advantageous period for active stock picking within the small cap segment of the market.  Although small caps (as measured by the Russell 2000) again underperformed the broader market (as measured by the S&P 500) in the recent fiscal year, experiencing a loss of 9.76% versus a gain of 1.78%, respectively, we see this as a potentially rewarding time to conduct rigorous research on the fundamentals of individual companies.  Moreover, we expect small cap investing to require a greater degree of individual stock selection and are now focusing on a number of areas within the small cap universe that in many cases are underfollowed or ignored by larger institutional investors.  Last year, we saw merger activity pick up as larger companies sought to grow by acquiring smaller businesses that can complement or expand their addressable markets.  For the most part, we expect this consolidation activity to pick back up in the second half of calendar 2016, which could help support and even expand multiples for small cap stocks that could become the acquisition targets of larger companies.

Hodges Mutual Funds

Hodges Small Intrinsic Value Fund (HDSVX)

The Hodges Small Intrinsic Value Fund experienced a loss of 10.58% in its fiscal year ending March 31, 2016 compared to a loss of 7.72% for its benchmark, the Russell 2000 Value Index.  The Fund’s lagging relative performance during the recent twelve months was partly attributed to the Fund’s lack of exposure to the utility sector, which was the strongest contributor to the Russell 2000 Value Index and represented an 136 basis point headwind to the Small Intrinsic Value Fund during this period. The top ten holdings at the end of the fiscal year represented 27.7% of the Fund's holdings and included MarineMax Inc. (HZO), Encore Wire (WIRE), State National Companies, Inc. (SNC),  Shoe Carnival Inc. (SCVL), LGI Homes (LGIH), J.C. Penney (JCP), U.S. Concrete (USCR), Hilltop Holdings Inc. (HTH), ClubCorp Holdings (MYCC) and Trinity Industries Inc. (TRN).

Hodges Mutual Funds

Hodges Small-Mid Cap Fund (HDSMX)

For the 2016 fiscal year, the Hodges Small-Mid Cap Fund experienced a loss of 9.80% compared to a loss of 7.31% for the Russell 2500.  The Fund’s lackluster relative performance in the recent quarter was attributed to weakness in a handful of energy and industrial stocks, such as Bonanza Creek Energy (BECI), Whiting Petroleum (WLL), and Trinity Industries (TRN).  Top ten holdings at the end of the fiscal year represented 37.8% of the Fund's holdings and included O’Reilly Automotive Inc. (ORLY), Tractor Supply Company (TSCO), Whirlpool Corp. (WHR), Alaska Air Group, Inc. (ALK), Owens Corning (OC), Cracker Barrel Old Country Stores (CBRL), Foot Locker (FL), Horizon Pharma Plc (HZNP), Cinemark Holdings (CNK), and Casey's General Stores, Inc. (CASY).

Hodges Pure Contrarian Fund (HDPCX)

The Pure Contrarian Fund had an especially difficult 2016 fiscal year, declining 20.34% compared to a total return of 1.78% for the S&P 500.  However, the Fund has seen a recovery, experiencing a gain of 17.96% in the recent quarter, which handily beat the 1.35% gain for the S&P 500 Index over the same period.  Never the less, disappointing performance in the recent fiscal year was largely attributed to significant weakness among several out-of-favor names, many of which are highly sensitive to commodity prices.  For example, several of the out-of-favor names that had the largest price declines in this twelve-month period, such as Cliffs Natural Resources (CLF) and United States Steel (X), contributed to the Fund’s outperformance in the most recent quarter.

Although timing a recovery in contrarian stocks can be tricky over short periods of time, we believe this strategy could be very rewarding over a long investment horizon.  We also expect this strategy to be less correlated with the broader market due to the general nature of contrarian investing. We continue to position the Fund in out-of-favor investment opportunities that we believe offer the best upside relative to their downside potential.  Top ten holdings included Luby's, Inc. (LUB), EnLink Midstream (ENLC),  Cliffs Natural Resources (CLF), Southwestern Energy (SWN), United States Steel (X), Freeport-McMoRan (FCX), Aegean Marine Petroleum Network Inc. (ANW), Stratasys Ltd. (SSYS), FelCor Lodging Trust (FCH), and Lumber Liquidators Holdings (LL).  The top 10 stocks in the Fund at the end of the quarter represented 49.4% of the Fund's holdings.

Hodges Mutual Funds

Hodges Blue Chip Equity Income Fund (HDPBX)

At the end of the 2016 fiscal year a merger was completed between the Hodges Equity Income Fund and the Hodges Blue Chip 25 Fund.  As the advisor to these Funds, we believe this combination is in the best interests of the shareholders as both Funds had similar investment objectives, principal investing strategies, and would benefit from expense savings while achieving economies of scale.  Furthermore, the combined Fund, the Hodges Blue Chip Equity Income Fund, has the same portfolio managers and shares the same inception date of September 10, 2009.  The investment objective of the Fund is to seek income and long-term capital appreciation.

The Hodges Blue Chip Equity Income Fund experienced a loss of 2.20% in the twelve months ending March 31, 2016 compared to a gain of 0.50% for the Russell 1000.  Negative performance relative to the Russell 1000 in the recent year reflected weakness among several of the Fund’s high quality growth stocks, such as Celgene (CELG), AmerisourceBergen (ABC), and Helmerich & Payne (HP).  Although we were disappointed with the lagging performance in the recent year, we are finding plenty of attractive high quality dividend-paying stocks that offer upside potential, in addition to dividend income as stable corporate profits support the ability of companies to pay out dividends.  In many cases, we have found that the long-term corporate bond yields are less than the dividend yields on the underlying common stock of investment grade issuers.  The Blue Chip Equity Income portfolio remains well diversified in companies that we believe can generate above average income and total returns on a risk adjusted basis.  Top ten holdings at the end of the recent fiscal year represented 42.5% of the Fund's holdings and included The Home Depot, Inc. (HD), The Boeing Company (BA), General Electric Company (GE), AbbVie, Inc. (ABBV), Gilead Sciences, Inc. (GILD), Apple (AAPL), Microsoft Corporation (MSFT), Facebook (FB), Starbucks (SBUX), and Cracker Barrel Old Country Store, Inc. (CBRL).

Hodges Mutual Funds

Despite disappointing relative performance in the 2016 fiscal year, we remain encouraged by the investment opportunities surrounding the Hodges Mutual Funds.  By offering six distinct mutual fund strategies that cover most major segments of the domestic equity market, we have the opportunity to serve the diversification needs of most financial advisors and individual investors.  Our entire investment team of portfolio managers, analysts, and traders are working diligently by studying companies, meeting with management teams, observing trends, and attempting to navigate today's financial markets.  Feel free to contact us directly if we can address any specific questions.

Sincerely,

Craig Hodges		Eric Marshall
Co-Portfolio Manager		Co-Portfolio Manager

Gary Bradshaw	Chris Terry	Derek Maupin
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Hodges Funds, and it may be obtained by calling 866-811-0224, or visiting www.hodgesmutualfunds.com. Read it carefully before investing.

Mutual fund investing involves risk.  Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Options and future contracts have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. These risks may be greater than risks associated with more traditional investments. Short sales of securities involve the risk that losses may exceed the original amount invested. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in small and medium capitalization companies involve additional risks such as limited liquidity and greater volatility. Funds that are non-diversified are more exposed to individual stock volatility than a diversified fund.  Investments in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery, involve greater risk.

Hodges Mutual Funds

Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The S&P 500 Index is a broad based unmanaged index of 500 stocks that is widely recognized as representative of the equity market in general.  The Russell 1000 Index is a subset of the Russell 3000 Index and consists of the 1,000 largest companies comprising over 90% of the total market capitalization of all listed stocks.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2500 Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 3000 Index is a stock index consisting of the 3000 largest publically listed companies, representing about 98% of the total capitalization of the entire U.S. stock market. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.  You cannot invest directly in an index.

Cash Flow: A revenue or expense stream that changes a cash account over a given period.

Earnings Growth is not a measure of the Funds’ future performance.

Forward Earnings Yield: The same earnings per share for the projected 12-month period divided by the current market price per share.

Basis Point:  A common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

Hodges Capital Management, Inc. is the Advisor to the Hodges Funds.

Hodges Funds are distributed by Quasar Distributors LLC.

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2016 (Unaudited)

(as a percentage of net assets)

Hodges Fund

*  Cash equivalents and other assets less liabilities

Hodges Small Cap Fund

*  Cash equivalents and other assets less liabilities

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2016 (Unaudited) (Continued)

(as a percentage of net assets)

Hodges Small Intrinsic Value Fund

*  Cash equivalents and other assets less liabilities

Hodges Small-Mid Cap Fund

*  Cash equivalents and other assets less liabilities

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2016 (Unaudited) (Continued)

(as a percentage of net assets)

Hodges Pure Contrarian Fund

*  Cash equivalents and other assets less liabilities

Hodges Blue Chip Equity Income Fund

*  Cash equivalents and other assets less liabilities

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended March 31, 2016 (Unaudited)

As a shareholder of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/15 – 3/31/16).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 30 calendar days after you purchase them for the Hodges Fund Retail Class, Hodges Small Cap Fund Retail Class, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Institutional Classes of the Hodges Fund and Hodges Small Cap Fund. An Individual Retirement Account (“IRA”) will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, fund accounting fees, custody fees, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and interest expense or dividends on short positions.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled, “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hodges Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/15	3/31/16	10/1/15 – 3/31/16[1]
Retail Class Actual	$1,000.00	$1,045.40	$6.80
Retail Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.35	$6.71
Institutional Class Actual	$1,000.00	$1,047.10	$5.17
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.95	$5.10

[1]
Expenses are equal to the Hodges Fund’s expense ratio for the most recent six-month period of 1.33% for the Retail Class shares, and 1.01% for the Institutional Class shares, multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended March 31, 2016 (Unaudited) (Continued)

Hodges Small Cap Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/15	3/31/16	10/1/15 – 3/31/16[2]
Retail Class Actual	$1,000.00	$ 968.60	$6.45
Retail Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.61
Institutional Class Actual	$1,000.00	$ 969.40	$4.83
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.10	$4.95

[2]
Expenses are equal to the Hodges Small Cap Fund’s expense ratio for the most recent six-month period of 1.31% for the Retail Class shares, and 0.98% for the Institutional Class shares, multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Small Intrinsic Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/15	3/31/16	10/1/15 –3/31/16[3]
Actual	$1,000.00	$1,004.30	$6.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.55	$6.51

[3]
Expenses are equal to the Hodges Small Intrinsic Value Fund’s expense ratio for the most recent six-month period of 1.29% (fee and expense waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Small-Mid Cap Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/15	3/31/16	10/1/15 –3/31/16[4]
Actual	$1,000.00	$ 973.10	$6.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.00	$7.06

[4]
Expenses are equal to the Hodges Small-Mid Cap Fund’s expense ratio for the most recent six-month period of 1.40% (fee and expense waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Pure Contrarian Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/15	3/31/16	10/1/15 – 3/31/16[5]
Actual	$1,000.00	$1,008.80	$7.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.00	$7.06

[5]
Expenses are equal to the Hodges Pure Contrarian Fund’s expense ratio for the most recent six-month period of 1.40% (fee and expense waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Blue Chip Equity Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/15	3/31/16	10/1/15 – 3/31/16[6]
Actual	$1,000.00	$1,050.20	$6.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.50	$6.56

[6]
Expenses are equal to the Hodges Blue Chip Equity Income Fund’s expense ratio for the most recent six-month period of 1.30% (fee and expense waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Fund – Retail Shares

Value of $10,000 vs. S&P 500® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2016
				Since Inception
	1 Year	5 Year	10 Year	(10/9/92)
Hodges Fund – Retail Shares	-7.58%	8.93%	4.27%	9.54%
S&P 500® Index	1.78%	11.58%	7.01%	9.36%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2006, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Fund – Institutional Shares

Value of $1,000,000 vs. S&P 500® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2016
				Since Inception
	1 Year	3 Year	5 Year	(12/12/08)
Hodges Fund – Institutional Shares	-7.29%	10.88%	9.23%	14.85%
S&P 500® Index	1.78%	11.82%	11.58%	14.81%

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 12, 2008, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Institutional shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small Cap Fund – Retail Shares

Value of $10,000 vs. Russell 2000® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2016
				Since Inception
	1 Year	3 Year	5 Year	(12/18/07)
Hodges Small Cap Fund – Retail Shares	-15.18%	6.03%	9.34%	8.74%
Russell 2000® Index	-9.76%	6.84%	7.20%	6.31%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 18, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small Cap Fund – Institutional Shares

Value of $1,000,000 vs. Russell 2000® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2016
				Since Inception
	1 Year	3 Year	5 Year	(12/12/08)
Hodges Small Cap Fund – Institutional Shares	-14.96%	6.37%	9.69%	19.93%
Russell 2000® Index	-9.76%	6.84%	7.20%	14.18%

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 12, 2008, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Institutional shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small Intrinsic Value Fund

Value of $10,000 vs. Russell 2000® Value Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2016
		Since Inception
	1 Year	(12/26/13)
Hodges Small Intrinsic Value Fund	-10.58%	4.76%
Russell 2000® Value Index	-7.72%	-0.81%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 26, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small-Mid Cap Fund

Value of $10,000 vs. Russell 2500® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2016
		Since Inception
	1 Year	(12/26/13)
Hodges Small-Mid Cap Fund	-9.80%	1.64%
Russell 2500® Index	-7.31%	2.08%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 26, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Pure Contrarian Fund

Value of $10,000 vs. S&P 500® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2016
				Since Inception
	1 Year	3 Year	5 Year	(9/10/09)
Hodges Pure Contrarian Fund	-20.34%	-2.23%	-0.17%	4.86%
S&P 500® Index	1.78%	11.82%	11.58%	13.29%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 10, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Blue Chip Equity Income Fund

Value of $10,000 vs. Russell 1000® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2016
				Since Inception
	1 Year	3 Year	5 Year	(9/10/09)
Hodges Blue Chip Equity Income Fund	-2.20%	10.93%	10.46%	10.46%
Russell 1000® Index	0.50%	11.52%	11.35%	13.34%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 10, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2016

Shares		Value

COMMON STOCKS: 85.5%
Air Transportation: 5.7%
150,000	Delta Air Lines, Inc.	$7,302,000
115,000	Southwest Airlines Co.	5,152,000
		12,454,000
Apparel Manufacturing: 2.7%
100,000	adidas AG - ADR	5,839,000

Basic Materials Manufacturing: 17.6%
300,000	Builders FirstSource, Inc.*	3,381,000
120,000	Eagle Materials, Inc.	8,413,200
75,000	Encore Wire Corp.	2,919,750
365,000	KapStone Paper & Packaging Corp.	5,055,250
259,212	Summit Materials, Inc.*	5,041,674
260,500	TimkenSteel Corp.	2,370,550
700,000	United States Steel Corp.	11,235,000
		38,416,424
Computer & Electronic Products: 6.3%
85,000	Cree, Inc.*	2,473,500
120,000	CUI Global, Inc.*	969,600
445,000	Micron Technology, Inc.*	4,659,150
70,000	NXP Semiconductors NV*	5,674,900
		13,777,150
Construction: 3.0%
220,000	DR Horton, Inc.	6,650,600

Depository Credit Intermediation: 1.2%
200,000	Bank of America Corp.	2,704,000

Food & Beverage Manufacturing: 2.1%
100,000	Amplify Snack Brands, Inc.*	1,432,000
55,000	Calavo Growers, Inc.	3,138,300
		4,570,300
Food Services: 3.7%
1,661,301	Luby’s, Inc.*,1,2	8,057,310

Internet Services: 3.9%
75,000	Facebook, Inc.*	8,557,500

Manufacturing: 3.2%
1,639,021	The Dixie Group, Inc.*,1,2	6,900,278

Mining, Oil & Gas Extraction: 15.0%
3,521,600	Comstock Resources, Inc.*,1	2,695,785
775,000	EnLink Midstream, LLC	8,718,750
900,000	Freeport-McMoRan
	Copper & Gold, Inc.	9,306,000
689,000	Hyperdynamics Corp.*,2	385,840
175,000	Kinder Morgan, Inc.	3,125,500
450,000	Matador Resources Co.*	8,532,000
		32,763,875
Petroleum Products: 0.9%
265,750	Aegean Marine
	Petroleum Network, Inc.	2,011,728

Pharmaceuticals: 2.8%
275,000	Horizon Pharma PLC*	4,556,750
150,000	Neos Therapeutics, Inc.*	1,618,500
		6,175,250
Publishing Industries: 1.4%
630,220	A.H. Belo Corp. - Class A1,2	3,031,358

Rental & Leasing: 1.1%
40,000	United Rentals, Inc.*	2,487,600
Retail Trade: 6.2%
150,000	American Eagle Outfitters, Inc.	2,500,500
225,000	Duluth Holdings, Inc.*	4,385,250
600,000	J.C. Penney Co., Inc.*	6,636,000
		13,521,750
Software Publishers: 2.8%
400,000	Square, Inc.*	6,112,000

Transportation Equipment: 5.9%
699,800	Trinity Industries, Inc.	12,813,338

TOTAL COMMON STOCKS
(Cost $201,470,438)		186,843,461

PARTNERSHIPS & TRUSTS: 9.4%
Land Ownership & Leasing: 9.4%
141,069	Texas Pacific Land Trust[1,2]	20,526,950

TOTAL PARTNERSHIPS & TRUSTS
(Cost $4,102,624)		20,526,950

Contracts
(100 shares per contract)

CALL OPTIONS PURCHASED: 4.2%
Aerospace & Defense: 0.5%
	Boeing Co.
100	Expiration: August 2016,
	Exercise Price: $90.00*	365,500
200	Expiration: January 2017,
	Exercise Price: $90.00*	740,500
		1,106,000
Couriers & Express Delivery Services: 0.7%
	FedEx Corp.
180	Expiration: July 2016,
	Exercise Price: $100.00*	1,118,700
100	Expiration: January 2017,
	Exercise Price: $120.00*	441,250
		1,559,950

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2016 (Continued)

Contracts
(100 shares per contract)		Value

CALL OPTIONS PURCHASED: 4.2% (Continued)
Internet Services: 0.3%
125	Equinix, Inc.
	Expiration: September 2016,
	Exercise Price: $280.00*	$716,250

Mining, Oil & Gas Extraction: 1.2%
	Martin Marietta Materials, Inc.
500	Expiration: July 2016,
	Exercise Price: $120.00*	2,002,500
200	Expiration: October 2016,
	Exercise Price: $140.00*	514,000
		2,516,500
Rail Transportation: 0.2%
	Union Pacific Corp.
300	Expiration: January 2017,
	Exercise Price: $65.00*	486,750

Retail Trade: 1.3%
300	Lululemon Athletica, Inc.
	Expiration: May 2016,
	Exercise Price: $50.00*	531,750
400	Tractor Supply Co.
	Expiration: July 2016,
	Exercise Price: $60.00*	1,230,000
200	Ulta Salon Cosmetics &
	Fragrance, Inc.
	Expiration: January 2017,
	Exercise Price: $150.00*	1,021,000
		2,782,750
TOTAL CALL OPTIONS PURCHASED
(Cost $6,626,676)		9,168,200

WARRANTS: —%
105,034	Hercules Offshore, Inc.
	Expiration: November 2021,
	Exercise Price: $70.50*	—
TOTAL WARRANTS
(Cost $—)		—

SHORT-TERM INVESTMENTS: 0.0%
Money Market Fund: 0.0%
971	Fidelity Money Market Portfolio -
	Select Class, 0.31%[3]	971
TOTAL SHORT-TERM INVESTMENTS
(Cost $971)		971

TOTAL INVESTMENTS IN SECURITIES: 99.1%
(Cost $212,200,709)		216,539,582
Other Assets in Excess of Liabilities: 0.9%		1,892,727
TOTAL NET ASSETS: 100.0%		$218,432,309

ADR - American Depositary Receipt
*	Non-income producing security
[1]	Affiliated company as defined by the Investment Company Act of 1940
[2]	A portion of this security is considered illiquid. As of March 31, 2016, the total market value of the investments considered illiquid was $28,720,252 or 13.1% of total net assets (unaudited).
[3]	Seven-day yield as of March 31, 2016

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2016

Shares		Value

COMMON STOCKS: 94.2%
Air Transportation: 6.4%
1,000,000	American Airlines Group, Inc.	$41,010,000
950,000	Controladora Vuela Cia De
	Aviacion SAB de CV - ADR*	20,016,500
350,000	Spirit Airlines, Inc.*	16,793,000
520,000	Virgin America, Inc.*	20,051,200
		97,870,700
Apparel Manufacturing: 2.7%
350,000	G-III Apparel Group Ltd.*	17,111,500
800,000	Skechers U.S.A., Inc.*	24,360,000
		41,471,500
Automotive Retail: 3.1%
410,000	Group 1 Automotive, Inc.	24,062,900
80,000	Lithia Motors, Inc.	6,986,400
215,000	Monro Muffler Brake, Inc.	15,366,050
		46,415,350
Basic Materials Manufacturing: 12.4%
1,300,000	Commercial Metals Co.	22,061,000
530,000	Eagle Materials, Inc.	37,158,300
840,000	Encore Wire Corp.[1]	32,701,200
1,675,000	KapStone Paper & Packaging Corp.	23,198,750
620,000	U.S. Concrete, Inc.*	36,939,600
2,350,000	United States Steel Corp.	37,717,500
		189,776,350
Broadcasting: 0.7%
1,500,000	Entravision Communications Corp.	11,160,000

Computer & Electronic Products: 3.0%
550,000	Cree, Inc.*	16,005,000
1,000,000	Diodes, Inc.*,1	20,100,000
290,000	FARO Technologies, Inc.*	9,340,900
		45,445,900
Construction: 1.7%
1,050,000	Primoris Services Corp.	25,515,000

Depository Credit Intermediation: 4.5%
1,200,000	Hilltop Holdings, Inc.*	22,656,000
788,231	Independent Bank Group, Inc.[1]	21,597,529
1,250,000	LegacyTexas Financial Group, Inc.	24,562,500
		68,816,029
Electrical Equipment: 2.4%
75,000	AZZ, Inc.	4,245,000
410,000	Greatbatch, Inc.*	14,612,400
140,000	Littelfuse, Inc.	17,235,400
		36,092,800
Food & Beverage Manufacturing: 2.5%
253,764	Cal-Maine Foods, Inc.	13,172,889
1,000,000	Pilgrim’s Pride Corp.*	25,400,000
		38,572,889
Food Services: 5.8%
545,000	Brinker International, Inc.	25,042,750
215,000	Cracker Barrel Old
	Country Store, Inc.	32,824,050
1,190,000	Luby’s, Inc.*,1,2	5,771,500
465,000	Popeyes Louisiana Kitchen, Inc.*	24,207,900
		87,846,200
Freight Transportation: 2.0%
1,000,000	Marten Transport Ltd.[1]	18,720,000
600,000	Swift Transportation Co.*	11,178,000
		29,898,000
Furniture Manufacturing: 1.3%
1,300,000	Steelcase, Inc.	19,396,000

General Manufacturing: 1.8%
750,000	Cooper Tire & Rubber Co.	27,765,000

Health Care Facilities: 1.5%
300,000	Amsurg Corp.*	22,380,000

Hotels, Restaurants & Leisure: 1.2%
1,500,000	La Quinta Holdings, Inc.*	18,750,000

Household Goods: 0.5%
70,000	Spectrum Brands Holdings, Inc.	7,649,600

Insurance: 0.2%
131,300	National General Holdings Corp.	2,834,767

Internet Services: 0.6%
606,000	Gogo, Inc.*	6,672,060
330,000	Points International Ltd.*,1	2,874,300
		9,546,360
Investment Management: 1.1%
1,440,000	Wisdomtree Investments, Inc.	16,459,200

Land Ownership & Leasing: 1.1%
1,016,200	The St. Joe Co.*	17,427,830

Machinery: 2.7%
500,000	AGCO Corp.	24,850,000
285,000	Alamo Group, Inc.[1]	15,877,350
		40,727,350
Medical Equipment & Supplies Manufacturing: 3.9%
300,000	Natus Medical, Inc.*	11,529,000
380,000	NuVasive, Inc.*	18,487,000
0	Nuvectra Corp.*,3	2
415,000	STERIS PLC	29,485,750
		59,501,752

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2016 (Continued)

Shares		Value

COMMON STOCKS: 94.2% (Continued)
Mining, Oil & Gas Extraction: 6.9%
1,600,000	Bonanza Creek Energy, Inc.*	$2,544,000
1,610,000	Comstock Resources, Inc.*,2	1,232,455
245,000	Diamondback Energy, Inc.*	18,909,100
1,445,893	EnLink Midstream, LLC	16,266,296
1,223,000	Matador Resources Co.*	23,188,080
1,100,000	Oasis Petroleum, Inc.*	8,008,000
1,200,000	RSP Permian, Inc.*	34,848,000
		104,995,931
Movie Production & Theaters: 2.3%
980,000	Cinemark Holdings, Inc.	35,113,400

Non-Depository Credit Intermediation: 1.1%
690,000	Waddell & Reed Financial, Inc.	16,242,600

Petroleum Products: 0.6%
1,200,000	Aegean Marine Petroleum
	Network, Inc.[1]	9,084,000

Pharmaceuticals: 1.6%
1,500,000	Horizon Pharma PLC*	24,855,000

Recreation: 2.6%
400,000	Brunswick Corp.	19,192,000
1,500,000	ClubCorp Holdings, Inc.	21,060,000
		40,252,000
Retail Trade: 8.8%
100,000	Abercrombie & Fitch Co.	3,154,000
2,000,000	American Eagle Outfitters, Inc.	33,340,000
380,000	Casey’s General Stores, Inc.	43,061,600
650,000	CST Brands, Inc.	24,888,500
1,125,000	Shoe Carnival, Inc.[1,2]	30,330,000
		134,774,100
Scientific Research & Development Services: 1.9%
375,000	Charles River Laboratories
	International, Inc.*	28,477,500

Software Publishers: 2.7%
250,000	Blackbaud, Inc.	15,722,500
850,000	Fortinet, Inc.*	26,035,500
		41,758,000
Transportation & Warehousing: 0.6%
160,000	Kirby Corp.*	9,646,400

Transportation Equipment: 2.0%
1,700,000	Trinity Industries, Inc.	31,127,000
TOTAL COMMON STOCKS
(Cost $1,392,033,244)		1,437,644,508
PARTNERSHIPS & TRUSTS: 5.4%
Land Ownership & Leasing: 2.2%
235,300	Texas Pacific Land Trust[1,2]	34,238,503

Real Estate Investment Trusts: 3.2%
2,500,000	FelCor Lodging Trust, Inc.	20,300,000
800,000	The GEO Group, Inc.	27,736,000
		48,036,000
TOTAL PARTNERSHIPS & TRUSTS
(Cost $58,912,945)		82,274,503

SHORT-TERM INVESTMENTS: 0.2%
Money Market Fund: 0.2%
2,605,661	Fidelity Money Market Portfolio -
	Select Class, 0.31%[4]	2,605,661
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,605,661)		2,605,661
TOTAL INVESTMENTS IN SECURITIES: 99.8%
(Cost $1,453,551,850)		1,522,524,672
Other Assets in Excess of Liabilities: 0.2%		3,523,059
TOTAL NET ASSETS: 100.0%		$1,526,047,731

ADR - American Depositary Receipt
*	Non-income producing security
[1]	A portion of this security is considered illiquid. As of March 31, 2016, the total market value of the investments considered illiquid was $86,983,903 or 5.7% of total net assets (unaudited).
[2]	Affiliated company as defined by the Investment Company Act of 1940
[3]	The Fund owned a partial share of this security.
[4]	Seven-day yield as of March 31, 2016

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

SCHEDULE OF INVESTMENTS at March 31, 2016

Shares		Value

COMMON STOCKS: 91.4%
Automotive Retail: 2.2%
36,000	Group 1 Automotive, Inc.	$2,112,840

Basic Materials Manufacturing: 9.2%
80,000	Commercial Metals Co.	1,357,600
74,000	Encore Wire Corp.	2,880,820
150,000	KapStone Paper & Packaging Corp.	2,077,500
43,000	U.S. Concrete, Inc.*	2,561,940
		8,877,860
Broadcasting: 1.4%
90,000	The E.W. Scripps Co.	1,403,100

Building Materials: 0.5%
25,000	Headwaters, Inc.*	496,000

Chemical Manufacturing: 1.0%
44,000	KMG Chemicals, Inc.	1,015,080

Computer & Electronic Products: 3.1%
180,000	ARI Network Services, Inc.*,1	790,200
250,000	Cypress Semiconductor Corp.	2,165,000
		2,955,200
Construction: 7.2%
40,000	Argan, Inc.	1,406,400
130,000	Green Brick Partners, Inc.*	986,700
110,000	LGI Homes, Inc.*	2,663,100
80,000	Primoris Services Corp.	1,944,000
		7,000,200
Depository Credit Intermediation: 9.0%
29,300	Ameris Bancorp	866,694
75,000	Customers Bancorp, Inc.*	1,772,250
130,000	Hilltop Holdings, Inc.*	2,454,400
85,000	Legacy Texas Financial Group, Inc.	1,670,250
120,000	Triumph Bancorp, Inc.*	1,899,600
		8,663,194
Food Services: 2.0%
115,000	Del Frisco’s Restaurant Group, Inc.*	1,906,700

Funeral Services: 2.2%
97,500	Carriage Services, Inc.	2,106,975

Furniture Manufacturing: 2.7%
43,970	Hooker Furniture Corp.	1,444,414
100,000	Kimball International, Inc.	1,135,000
		2,579,414
General Manufacturing: 1.7%
45,000	Cooper Tire & Rubber Co.	1,665,900

Hotels, Restaurants & Leisure: 2.1%
165,000	La Quinta Holdings, Inc.*	2,062,500

Insurance: 9.1%
160,000	Hallmark Financial Services, Inc.*	1,840,000
60,000	Horace Mann Educators Corp.	1,901,400
225,000	State National Cos., Inc.	2,835,000
60,000	Stewart Information Services Corp.	2,176,800
		8,753,200
Internet Services: 1.1%
120,000	Points International Ltd.*	1,045,200

Machinery: 1.2%
20,000	Alamo Group, Inc.	1,114,200

Mining, Oil & Gas Extraction: 2.6%
70,000	EnLink Midstream, LLC	787,500
30,000	Matador Resources Co.*	568,800
150,000	Synergy Resources Corp.*	1,165,500
		2,521,800
Motor Vehicle Parts Manufacturing: 4.3%
100,000	Blue Bird Corp.*	1,085,000
80,000	Superior Industries International, Inc.	1,766,400
100,000	Wabash National Corp.*	1,320,000
		4,171,400
Movie Production & Theaters: 2.0%
55,000	Cinemark Holdings, Inc.	1,970,650

Petroleum Products: 1.2%
150,000	Aegean Marine Petroleum
	Network, Inc.	1,135,500

Pharmaceuticals: 1.1%
65,000	Horizon Pharma PLC*	1,077,050

Recreation: 4.5%
40,000	Brunswick Corp.	1,919,200
170,000	ClubCorp Holdings, Inc.	2,386,800
		4,306,000
Retail Trade: 17.6%
30,000	Abercrombie & Fitch Co.	946,200
80,000	American Eagle Outfitters, Inc.	1,333,600
80,000	Build-A-Bear Workshop, Inc.*	1,039,200
75,000	Crown Crafts, Inc.[1]	693,750
45,000	Express, Inc.*	963,450
240,000	J.C. Penney Co., Inc.*	2,654,400
171,000	MarineMax, Inc.*	3,329,370
435,510	New York & Co, Inc.*	1,724,620
100,000	Shoe Carnival, Inc.[2]	2,696,000
130,000	Sportsman’s Warehouse Holdings, Inc.*	1,638,000
		17,018,590
Transportation Equipment: 2.4%
125,000	Trinity Industries, Inc.	2,288,750
TOTAL COMMON STOCKS
(Cost $90,235,418)		88,247,303

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

SCHEDULE OF INVESTMENTS at March 31, 2016 (Continued)

Shares		Value

PARTNERSHIPS & TRUSTS: 3.1%
Land Ownership & Leasing: 0.9%
6,000	Texas Pacific Land Trust[2]	$873,060

Real Estate Investment Trusts: 2.2%
60,000	The GEO Group, Inc.	2,080,200
TOTAL PARTNERSHIPS & TRUSTS
(Cost $2,664,737)		2,953,260

SHORT-TERM INVESTMENTS: 6.5%
Money Market Funds: 6.5%
3,719,925	Fidelity Money Market Portfolio -
	Select Class, 0.31%[3]	3,719,925
2,551,670	Invesco Short-Term Portfolio -
	Institutional Class, 0.35%[3]	2,551,670
		6,271,595
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,271,595)		6,271,595
TOTAL INVESTMENTS IN SECURITIES: 101.0%
(Cost $99,171,750)		97,472,158
Liabilities in Excess of Other Assets: (1.0)%		(977,438)
TOTAL NET ASSETS: 100.0%		$96,494,720

*	Non-income producing security
[1]	A portion of this security is considered illiquid. As of March 31, 2016, the total market value of the investment considered illiquid was $448,167 or 0.5% of total net assets (unaudited).
[2]	Affiliated company as defined by the Investment Company Act of 1940
[3]	Seven-day yield as of March 31, 2016

The accompanying notes are an integral part of these financial statements.

Hodges Small-Mid Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2016

Shares		Value

COMMON STOCKS: 94.5%
Air Transportation: 4.2%
9,000	Alaska Air Group, Inc.	$738,180

Apparel Manufacturing: 1.7%
10,000	Skechers U.S.A., Inc.*	304,500

Automotive Retail: 2.8%
7,000	Copart, Inc.*	285,390
3,500	Group 1 Automotive, Inc.	205,415
		490,805
Basic Materials Manufacturing: 9.2%
23,000	Commercial Metals Co.	390,310
7,000	Eagle Materials, Inc.	490,770
25,000	KapStone Paper & Packaging Corp.	346,250
21,225	Summit Materials, Inc.*	412,827
		1,640,157
Building Materials: 3.5%
13,000	Owens Corning	614,640

Computer & Electronic Products: 4.5%
4,000	Arrow Electronics, Inc.*	257,640
7,000	Skyworks Solutions, Inc.	545,300
		802,940
Construction: 4.4%
18,000	DR Horton, Inc.	544,140
10,000	LGI Homes, Inc.*	242,100
		786,240
Depository Credit Intermediation: 3.1%
10,000	Cullen/Frost Bankers, Inc.	551,100

Food & Beverage Manufacturing: 2.9%
20,000	Pilgrim’s Pride Corp.*	508,000

Food Services: 3.4%
4,000	Cracker Barrel Old Country Store, Inc.	610,680

Funeral Services: 2.4%
20,000	Carriage Services, Inc.	432,200

Household Goods: 4.6%
4,500	Whirlpool Corp.	811,530

Internet Services: 3.0%
8,000	TripAdvisor, Inc.*	532,000

Machinery: 2.1%
3,500	Middleby Corp.*	373,695

Mining, Oil & Gas Extraction: 6.1%
70,000	Bonanza Creek Energy, Inc.*	111,300
6,000	Diamondback Energy, Inc.*	463,080
65,000	Whiting Petroleum Corp.*	518,700
		1,093,080
Motor Vehicle Parts Manufacturing: 2.7%
15,000	LKQ Corp.*	478,950

Movie Production & Theaters: 3.2%
16,000	Cinemark Holdings, Inc.	573,280

Pharmaceuticals: 3.3%
35,000	Horizon Pharma PLC*	579,950

Recreation: 2.2%
8,000	Brunswick Corp.	383,840

Rental & Leasing: 2.4%
7,000	United Rentals, Inc.*	435,330

Retail Trade: 15.7%
5,000	Casey’s General Stores, Inc.	566,600
9,000	Foot Locker, Inc.	580,500
3,000	O’Reilly Automotive, Inc.*	820,980
9,000	Tractor Supply Co.	814,140
		2,782,220
Software Publishers: 1.7%
10,000	Fortinet, Inc.*	306,300

Transportation & Warehousing: 1.5%
4,500	Kirby Corp.*	271,305

Transportation Equipment: 3.9%
1,000	AMERCO	357,310
18,000	Trinity Industries, Inc.	329,580
		686,890
TOTAL COMMON STOCKS
(Cost $17,510,493)		16,787,812

SHORT-TERM INVESTMENTS: 0.0%
Money Market Fund: 0.0%
447	Fidelity Money Market Portfolio -
	Select Class, 0.31%[1]	447

TOTAL SHORT-TERM INVESTMENTS
(Cost $447)		447
TOTAL INVESTMENTS IN SECURITIES: 94.5%
(Cost $17,510,940)		16,788,259
Other Assets in Excess of Liabilities: 5.5%		979,322
TOTAL NET ASSETS: 100.0%		$17,767,581

*	Non-income producing security
[1]	Seven-day yield as of March 31, 2016

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

SCHEDULE OF INVESTMENTS at March 31, 2016

Shares		Value

COMMON STOCKS: 93.5%
Apparel Manufacturing: 3.2%
7,000	Skechers U.S.A., Inc.*	$213,150

Basic Materials Manufacturing: 10.5%
15,000	Builders FirstSource, Inc.*	169,050
12,000	Commercial Metals Co.	203,640
20,000	United States Steel Corp.	321,000
		693,690
Computer & Electronic Products: 6.8%
230,000	Intrusion, Inc.*,1	161,000
11,000	Stratasys Ltd.*	285,120
		446,120
Construction: 2.9%
8,000	LGI Homes, Inc.*	193,680

Food Services: 7.3%
100,000	Luby’s, Inc.*,2	485,000

Hotels, Restaurants & Leisure: 3.4%
18,000	La Quinta Holdings, Inc.*	225,000

Internet Services: 4.0%
30,000	Etsy, Inc.*	261,000

Manufacturing: 3.2%
50,000	The Dixie Group, Inc.*,2	210,500

Mining, Oil & Gas Extraction: 23.5%
110,000	Cliffs Natural Resources, Inc.*	330,000
280,000	Comstock Resources, Inc.*,2	214,340
33,000	EnLink Midstream, LLC	371,250
30,000	Freeport-McMoRan, Inc.	310,200
40,000	Southwestern Energy Co.*	322,800
		1,548,590
Petroleum Products: 4.6%
40,000	Aegean Marine Petroleum
	Network, Inc.	302,800

Pharmaceuticals: 4.7%
3,750	Mallinckrodt PLC*	229,800
3,000	Valeant Pharmaceuticals
	International, Inc.*	78,900
		308,700
Publishing Industries: 3.6%
50,100	A.H. Belo Corp. - Class A2	240,981

Recreation: 3.2%
15,000	ClubCorp Holdings, Inc.	210,600

Retail Trade: 9.1%
3,000	Coach, Inc.	120,270
20,000	J.C. Penney Co., Inc.*	221,200
20,000	Lumber Liquidators Holdings, Inc.*	262,400
		603,870
Transportation Equipment: 3.5%
12,500	Trinity Industries, Inc.	228,875
TOTAL COMMON STOCKS
(Cost $7,546,930)		6,172,556

PARTNERSHIPS & TRUSTS: 5.2%
Land Ownership & Leasing: 1.1%
12,500	Mesabi Trust	74,875

Real Estate Investment Trusts: 4.1%
33,000	FelCor Lodging Trust, Inc.	267,960

TOTAL PARTNERSHIPS & TRUSTS
(Cost $276,701)		342,835

SHORT-TERM INVESTMENTS: 0.0%
Money Market Fund: 0.0%
138	Fidelity Money Market Portfolio -
	Select Class, 0.31%[3]	138
TOTAL SHORT-TERM INVESTMENTS
(Cost $138)		138
TOTAL INVESTMENTS IN SECURITIES: 98.7%
(Cost $7,823,769)		6,515,529
Other Assets in Excess of Liabilities: 1.3%		84,723
TOTAL NET ASSETS: 100.0%		$6,600,252

*	Non-income producing security
[1]	A portion of this security is considered illiquid. As of March 31, 2016, the total market value of the investment considered illiquid was $152,331 or 2.3% of total net assets (unaudited).
[2]	Affiliated company as defined by the Investment Company Act of 1940
[3]	Seven-day yield as of March 31, 2016

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip Equity Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2016

Shares		Value

COMMON STOCKS: 94.5%
Aerospace & Defense: 5.2%
11,000	The Boeing Co.	$1,396,340

Air Transportation: 1.5%
10,000	American Airlines Group, Inc.	410,100

Apparel Manufacturing: 3.6%
8,000	NIKE, Inc.	491,760
5,500	Under Armour, Inc.*	466,565
		958,325
Basic Materials Manufacturing: 0.9%
6,000	International Paper Co.	246,240

Computer & Electronic Products: 4.0%
10,000	Apple, Inc.	1,089,900

Conglomerates: 4.4%
37,000	General Electric Co.	1,176,230

Consumer, Non-Durable: 1.8%
6,000	Procter & Gamble Co.	493,860

Depository Credit Intermediation: 2.0%
10,000	Cullen/Frost Bankers, Inc.	551,100

Entertainment: 2.2%
6,000	The Walt Disney Co.	595,860

Food & Beverage Products: 1.9%
5,000	PepsiCo, Inc.	512,400

Food Services: 7.2%
6,000	Cracker Barrel Old Country Store, Inc.	916,020
17,000	Starbucks Corp.	1,014,900
		1,930,920
Health & Personal Care Stores: 2.5%
6,500	CVS Health Corp.	674,245

Household Goods: 2.7%
4,000	Whirlpool Corp.	721,360

Insurance: 1.7%
4,000	Aetna, Inc.	449,400

Internet Services: 6.1%
800	Alphabet, Inc.*	610,320
9,000	Facebook, Inc.*	1,026,900
		1,637,220
Medical Equipment & Supplies Manufacturing: 1.1%
2,000	Becton Dickinson & Co.	303,640

Mining, Oil & Gas Extraction: 1.9%
45,000	EnLink Midstream, LLC	506,250

Motor Vehicle Manufacturing: 1.8%
15,000	General Motors Co.	471,450

Movie Production & Theaters: 2.0%
15,000	Cinemark Holdings, Inc.	537,450

Non-Depository Credit Intermediation: 2.3%
8,000	Visa, Inc.	611,840

Petroleum Products: 3.3%
4,000	Chevron Corp.	381,600
6,000	Exxon Mobil Corp.	501,540
		883,140
Pharmaceuticals: 15.2%
20,000	AbbVie, Inc.	1,142,400
5,000	Celgene Corp.*	500,450
7,500	Eli Lilly & Co.	540,075
12,000	Gilead Sciences, Inc.	1,102,320
7,500	Johnson & Johnson	811,500
		4,096,745
Rail Transportation: 1.3%
4,500	Union Pacific Corp.	357,975

Retail Trade: 9.4%
3,500	Costco Wholesale Corp.	551,530
11,500	The Home Depot, Inc.	1,534,445
5,000	Tractor Supply Co.	452,300
		2,538,275
Software Publishers: 3.9%
19,000	Microsoft Corp.	1,049,370

Telecommunications: 4.6%
15,000	AT&T, Inc.	587,550
12,000	Verizon Communications, Inc.	648,960
		1,236,510
TOTAL COMMON STOCKS
(Cost $21,720,049)		25,436,145

PARTNERSHIPS & TRUSTS: 3.8%
Land Ownership & Leasing: 1.9%
3,500	Texas Pacific Land Trust[1]	509,285

Real Estate Investment Trusts: 1.9%
15,000	The GEO Group, Inc.	520,050

TOTAL PARTNERSHIPS & TRUSTS
(Cost $629,492)		1,029,335

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip Equity Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2016 (Continued)

Shares	Value

SHORT-TERM INVESTMENTS: 1.8%
Money Market Fund: 1.8%
473,334	Fidelity Money Market Portfolio -
Select Class, 0.31%[2]	$473,334

TOTAL SHORT-TERM INVESTMENTS
(Cost $473,334)	473,334

TOTAL INVESTMENTS IN SECURITIES: 100.1%
(Cost $22,822,875)	26,938,814
Liabilities in Excess of Other Assets: (0.1)%	(18,566)
TOTAL NET ASSETS: 100.0%	$26,920,248

*	Non-income producing security
[1]	Affiliated company as defined by the Investment Company Act of 1940
[2]	Seven-day yield as of March 31, 2016

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2016

			Hodges Small
		Hodges Small	Intrinsic
	Hodges Fund	Cap Fund	Value Fund
ASSETS
Investments in unaffiliated securities, at value
(Cost $167,550,828, $1,397,031,752 and $96,019,967, respectively)	$175,327,901	$1,450,952,214	$93,903,098
Investments in securities of affiliated issuers, at value
(Cost $44,649,881, $56,520,098 and $3,151,783, respectively)	41,211,681	71,572,458	3,569,060
Total investments, at value
(Cost $212,200,709, $1,453,551,850 and $99,171,750, respectively)	216,539,582	1,522,524,672	97,472,158
Receivables:
Investment securities sold	6,448,517	8,768,642	172,084
Fund shares sold	194,922	2,818,137	196,523
Dividends and interest	47,699	519,410	100,844
Prepaid expenses	41,647	116,630	36,156
Total assets	223,272,367	1,534,747,491	97,977,765
LIABILITIES
Payables:
Investment securities purchased	2,585,737	3,176,719	1,311,793
Due to custodian	518,762	—	—
Line of credit	708,000	—	—
Fund shares redeemed	641,448	3,295,202	6,085
Investment advisory fees, net	153,836	1,092,502	56,892
Administrative fees	13,059	86,472	4,633
Custody fees	3,001	17,874	1,524
Distribution fees	120,956	608,101	50,186
Fund accounting fees	6,737	40,987	2,089
Transfer agent fees	40,127	245,590	12,212
Chief Compliance Officer fees	1,169	1,169	1,169
Trustee fees	3,207	10,539	2,228
Other accrued expenses	44,019	124,605	34,234
Total liabilities	4,840,058	8,699,760	1,483,045
NET ASSETS	$218,432,309	$1,526,047,731	$96,494,720
COMPONENTS OF NET ASSETS
Paid-in capital	$244,850,781	$1,493,166,722	$105,331,821
Accumulated net investment loss	(249,319)	(110,382)	(19,671)
Accumulated net realized loss on investments and options	(30,508,026)	(35,981,431)	(7,117,838)
Net unrealized appreciation (depreciation) on investments and options	4,338,873	68,972,822	(1,699,592)
Net assets	$218,432,309	$1,526,047,731	$96,494,720
COMPUTATION OF NET ASSET VALUE
Net Asset Value (unlimited shares authorized)
Retail Shares:
Net assets	$210,789,881	$1,100,830,344	$96,494,720
Shares of beneficial interest issued and outstanding	5,908,589	63,754,109	8,764,017
Net asset value, offering and redemption price per share	$35.68	$17.27	$11.01
Net Asset Value (unlimited shares authorized)
Institutional Shares:
Net assets	$7,642,428	$425,217,387
Shares of beneficial interest issued and outstanding	211,740	23,964,176
Net asset value, offering and redemption price per share	$36.09	$17.74

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2016 (Continued)

	Hodges		Hodges Blue
	Small-Mid	Hodges Pure	Chip Equity
	Cap Fund	Contrarian Fund	Income Fund
ASSETS
Investments in unaffiliated securities, at value
(Cost $17,510,940, $5,657,227 and $22,643,304, respectively)	$16,788,259	$5,364,708	$26,429,529
Investments in securities of affiliated issuers, at value
(Cost $—, $2,166,542 and $179,571, respectively)	—	1,150,821	509,285
Total investments, at value
(Cost $17,510,940, $7,823,769 and $22,822,875, respectively)	16,788,259	6,515,529	26,938,814
Receivables:
Investment securities sold	1,208,337	313,862	—
Fund shares sold	75,549	20,391	21,085
Dividends and interest	4,852	858	15,887
Due from advisor, net	—	2,179	—
Prepaid expenses	25,930	17,819	21,212
Total assets	18,102,927	6,870,638	26,996,998
LIABILITIES
Payables:
Investment securities purchased	148,587	230,979	—
Line of credit	108,000	3,000	—
Fund shares redeemed	27,325	—	159
Investment advisory fees, net	5,649	—	7,353
Administrative fees	942	331	1,858
Custody fees	1,140	935	2,716
Distribution fees	9,302	3,303	14,646
Fund accounting fees	776	415	1,148
Transfer agent fees	4,156	3,152	15,164
Chief Compliance Officer fees	1,169	1,169	2,317
Trustee fees	1,987	1,956	4,082
Other accrued expenses	26,313	25,146	27,307
Total liabilities	335,346	270,386	76,750
NET ASSETS	$17,767,581	$6,600,252	$26,920,248
COMPONENTS OF NET ASSETS
Paid-in capital	$19,022,013	$8,283,197	$23,374,584
Undistributed (accumulated) net investment income (loss)	(2,795)	(8,739)	16,300
Accumulated net realized loss on investments	(528,956)	(365,966)	(586,575)
Net unrealized appreciation (depreciation) on investments	(722,681)	(1,308,240)	4,115,939
Net assets	$17,767,581	$6,600,252	$26,920,248
COMPUTATION OF NET ASSET VALUE
Net Asset Value (unlimited shares authorized)
Retail Shares:
Net assets	$17,767,581	$6,600,252	$26,920,248
Shares of beneficial interest issued and outstanding	1,751,477	679,285	1,906,773
Net asset value, offering and redemption price per share	$10.14	$9.72	$14.12

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2016

			Hodges Small
		Hodges Small	Intrinsic
	Hodges Fund	Cap Fund	Value Fund
INVESTMENT INCOME
Dividends from unaffiliated investments	$1,787,123	$17,486,507	$823,292
Dividends from affiliated investments	303,737	443,843	37,825
Interest	2,130	94,660	12,072
Total investment income	2,092,990	18,025,010	873,189
EXPENSES
Investment advisory fees	2,287,897	16,218,604	680,072
Distribution fees - Retail Shares	650,206	3,580,770	200,021
Transfer agent fees - Retail Shares	294,062	1,645,418	97,749
Transfer agent fees - Institutional Shares	3,569	222,810	—
Administration fees	68,080	415,356	21,044
Registration fees	53,266	152,525	39,964
Reports to shareholders	38,572	301,679	9,484
Fund accounting fees	34,114	232,554	12,527
Audit fees	27,567	23,366	23,366
Custody fees	14,614	96,358	12,027
Miscellaneous expenses	14,568	62,808	7,348
Interest expense	13,950	33,871	—
Trustee fees	13,728	47,627	10,092
Chief Compliance Officer fees	7,003	7,003	7,002
Legal fees	3,189	3,021	3,520
Insurance expense	2,706	4,374	2,510
Total expenses	3,527,091	23,048,144	1,126,726
Less: fees waived	—	—	(94,617)
Net expenses	3,527,091	23,048,144	1,032,109
Net investment loss	(1,434,101)	(5,023,134)	(158,920)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, AND OPTIONS WRITTEN
Net realized gain (loss) on unaffiliated investments and options	2,091,832	(31,700,084)	(6,585,242)
Net realized gain (loss) on affiliated investments	13,251,408	(4,076,113)	(469,975)
Net increase from payments by affiliates on the disposal of
investments in violation of restrictions	355,639	—	—
Net realized gain (loss) on written options	(457,454)	179,295	—
Change in net unrealized depreciation on investments and options	(40,776,010)	(294,177,497)	(4,864,816)
Change in unrealized depreciation on options written	—	(113,313)	—
Net realized and unrealized loss	(25,534,585)	(329,887,712)	(11,920,033)
Net decrease in net assets resulting from operations	$(26,968,686)	$(334,910,846)	$(12,078,953)

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2016 (Continued)

	Hodges		Hodges Blue
	Small-Mid	Hodges Pure	Chip Equity
	Cap Fund	Contrarian Fund	Income Fund
INVESTMENT INCOME
Dividends from unaffiliated investments (net of $—, $— and $805
foreign withholding tax, respectively)	$178,425	$21,894	$179,316
Dividends from affiliated investments	775	30,432	1,085
Interest	806	374	159
Total investment income	180,006	52,700	180,560
EXPENSES
Investment advisory fees	152,413	61,413	83,563
Distribution fees	44,827	18,062	32,140
Transfer agent fees	28,320	19,687	21,796
Registration fees	23,710	18,536	19,857
Audit fees	23,366	23,366	23,366
Trustee fees	8,830	8,611	8,712
Chief Compliance Officer fees	7,002	7,002	7,003
Custody fees	6,030	5,386	5,755
Administration fees	5,088	1,942	2,645
Miscellaneous expenses	4,610	4,523	4,677
Fund accounting fees	4,521	2,113	2,907
Reports to shareholders	4,204	2,306	3,439
Legal fees	3,496	3,104	3,025
Insurance expense	2,497	2,502	2,529
Interest expense	56	—	615
Total expenses	318,970	178,553	222,029
Less: fees waived	(67,938)	(77,403)	(54,902)
Net expenses	251,032	101,150	167,127
Net investment income (loss)	(71,026)	(48,450)	13,433
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on unaffiliated investments	101,780	(259,248)	704,782
Net realized gain on affiliated investments	93,482	5,987	174,302
Change in net unrealized depreciation on investments	(2,139,884)	(1,518,623)	(1,255,295)
Net realized and unrealized loss	(1,944,622)	(1,771,884)	(376,211)
Net decrease in net assets resulting from operations	$(2,015,648)	$(1,820,334)	$(362,778)

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(1,434,101)	$2,816,581
Net realized gain on unaffiliated investments and options	2,091,832	19,523,713
Net realized gain on affiliated investments	13,251,408	4,697,840
Net increase from payments by affiliates on the disposal of
investments in violation of restrictions	355,639	—
Net realized loss on written options	(457,454)	—
Change in net unrealized depreciation on investments and options	(40,776,010)	(17,356,649)
Net increase (decrease) in net assets resulting from operations	(26,968,686)	9,681,485
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Shares	(2,262,859)	—
Institutional Shares	(134,129)	—
Total distributions to shareholders	(2,396,988)	—
CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change in outstanding shares - Retail Shares(1)	(92,483,277)	(87,949,978)
Increase (decrease) in net assets derived from net change
in outstanding shares - Institutional Shares(1)	(915,685)	2,628,958
Total decrease in net assets from capital share transactions	(93,398,962)	(85,321,020)
Total decrease in net assets	(122,764,636)	(75,639,535)
NET ASSETS
Beginning of year	341,196,945	416,836,480
End of year	$218,432,309	$341,196,945
Undistributed (Accumulated) net investment income (loss)	$(249,319)	$2,396,988

(1)	Summary of capital share transactions is as follows:

		Year Ended		Year Ended
		March 31, 2016		March 31, 2015
		Shares	Value	Shares	Value
	Retail Shares
	Shares sold	743,362	$28,075,561	6,476,119	$250,144,516
	Shares issued in reinvestment of distributions	63,237	2,222,771	—	—
	Shares redeemed(2)	(3,403,888)	(122,781,609)	(8,864,855)	(338,094,494)
	Net decrease	(2,597,289)	$(92,483,277)	(2,388,736)	$(87,949,978)
(2)	Net of redemption fees of $4,587 and $50,588, respectively.
	Institutional Shares
	Shares sold	96,414	$3,814,087	697,083	$26,989,918
	Shares issued in reinvestment of distributions	3,718	132,078	—	—
	Shares redeemed(3)	(132,256)	(4,861,850)	(628,746)	(24,360,960)
	Net increase (decrease)	(32,124)	$(915,685)	68,337	$2,628,958

(3)	Net of redemption fees of $502 and $19,686, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(5,023,134)	$(5,118,096)
Net realized gain (loss) on unaffiliated investments and options	(31,700,084)	15,193,909
Net realized loss on affiliated investments	(4,076,113)	(8,979,344)
Net realized gain on written options	179,295	137,781
Change in net unrealized appreciation (depreciation) on investments and options	(294,177,497)	138,042,140
Change in net unrealized appreciation (depreciation) on options written	(113,313)	113,313
Net increase (decrease) in net assets resulting from operations	(334,910,846)	139,389,703
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain
Retail Shares	(4,640,388)	(18,897,258)
Institutional Shares	(1,564,972)	(4,084,877)
Total distributions to shareholders	(6,205,360)	(22,982,135)
CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change
in outstanding shares - Retail Shares(1)	(267,611,840)	542,144,182
Increase in net assets derived from net change
in outstanding shares - Institutional Shares(1)	62,368,546	285,193,348
Total increase (decrease) in net assets from capital share transactions	(205,243,294)	827,337,530
Total increase (decrease) in net assets	(546,359,500)	943,745,098
NET ASSETS
Beginning of year	2,072,407,231	1,128,662,133
End of year	$1,526,047,731	$2,072,407,231
Undistributed (accumulated) net investment income (loss)	$(110,382)	$21,634

(1)	Summary of capital share transactions is as follows:

		Year Ended		Year Ended
		March 31, 2016		March 31, 2015
		Shares	Value	Shares	Value
	Retail Shares
	Shares sold	21,419,551	$409,225,242	50,865,251	$993,857,400
	Shares issued in reinvestment of distributions	241,221	4,450,527	949,887	17,952,858
	Shares redeemed(2)	(37,467,453)	(681,287,609)	(24,367,382)	(469,666,076)
(2)	Net increase (decrease)	(15,806,681)	$(267,611,840)	27,447,756	$542,144,182
	Net of redemption fees of $36,293 and $94,645, respectively.
	Institutional Shares
	Shares sold	12,296,934	$239,128,470	17,868,322	$356,213,999
	Shares issued in reinvestment of distributions	78,953	1,495,364	208,588	4,034,088
	Shares redeemed(3)	(9,759,061)	(178,255,288)	(3,793,634)	(75,054,739)
	Net increase	2,616,826	$62,368,546	14,283,276	$285,193,348

(3)	Net of redemption fees of $27,139 and $14,192, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(158,920)	$122,944
Net realized gain (loss) on unaffiliated investments	(6,585,242)	814,419
Net realized loss on affiliated investments	(469,975)	(247,511)
Change in net unrealized appreciation (depreciation) on investments	(4,864,816)	3,085,249
Net increase (decrease) in net assets resulting from operations	(12,078,953)	3,775,101
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(122,237)	—
From net realized gain	(665,635)	(16,753)
Total distributions to shareholders	(787,872)	(16,753)
CAPITAL SHARE TRANSACTIONS
Increase in net assets derived from net change in outstanding shares(1)	80,143,911	23,185,416
Total increase in net assets	67,277,086	26,943,764
NET ASSETS
Beginning of year	29,217,634	2,273,870
End of year	$96,494,720	$29,217,634
Undistributed (accumulated) net investment income (loss)	$(19,671)	$122,237

(1)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Value	Shares	Value
Shares sold	8,625,026	$104,529,493	2,410,734	$26,205,832
Shares issued in reinvestment of distributions	62,800	703,986	1,520	16,491
Shares redeemed(2)	(2,277,816)	(25,089,568)	(277,334)	(3,036,907)
Net increase	6,410,010	$80,143,911	2,134,920	$23,185,416

(2)	Net of redemption fees of $3,247 and $1,718, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Small-Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(71,026)	$84,674
Net realized gain (loss) on unaffiliated investments	101,780	(404,294)
Net realized gain on affiliated investments	93,482	16,475
Change in net unrealized appreciation (depreciation) on investments	(2,139,884)	1,150,160
Net increase (decrease) in net assets resulting from operations	(2,015,648)	847,015
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(78,682)	—
From net realized gain	(336,399)	—
Total distributions to shareholders	(415,081)	—
CAPITAL SHARE TRANSACTIONS
Increase in net assets derived from net change in outstanding shares(1)	5,777,572	8,302,378
Total increase in net assets	3,346,843	9,149,393
NET ASSETS
Beginning of year	14,420,738	5,271,345
End of year	$17,767,581	$14,420,738
Undistributed (accumulated) net investment income (loss)	$(2,795)	$78,682

(1)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Value	Shares	Value
Shares sold	779,131	$8,656,644	1,081,437	$11,776,754
Shares issued in reinvestment of distributions	38,462	411,933	—	—
Shares redeemed(2)	(321,038)	(3,291,005)	(324,030)	(3,474,376)
Net increase	496,555	$5,777,572	757,407	$8,302,378

(2)	Net of redemption fees of $1,082 and $118, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(48,450)	$535,212
Net realized loss on unaffiliated investments	(259,248)	(46,904)
Net realized gain on affiliated investments	5,987	292,376
Change in net unrealized depreciation on investments	(1,518,623)	(1,801,618)
Net decrease in net assets resulting from operations	(1,820,334)	(1,020,934)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(140,190)	(395,022)
From net realized gain	(48,810)	(793,892)
Total distributions to shareholders	(189,000)	(1,188,914)
CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change in outstanding shares(1)	(510,145)	(1,052,699)
Total decrease in net assets	(2,519,479)	(3,262,547)
NET ASSETS
Beginning of year	9,119,731	12,382,278
End of year	$6,600,252	$9,119,731
Undistributed (accumulated) net investment income (loss)	$(8,739)	$140,190

(1)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Value	Shares	Value
Shares sold	90,654	$886,334	66,432	$955,942
Shares issued in reinvestment of distributions	21,792	188,283	88,214	1,180,711
Shares redeemed(2)	(157,761)	(1,584,762)	(227,385)	(3,189,352)
Net decrease	(45,315)	$(510,145)	(72,739)	$(1,052,699)

(2)	Net of redemption fees of $108 and $54, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip Equity Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$13,433	$51,770
Net realized gain on unaffiliated investments	704,782	285,372
Net realized gain on affiliated investments	174,302	107,913
Change in net unrealized appreciation (depreciation) on investments	(1,255,295)	591,524
Net increase (decrease) in net assets resulting from operations	(362,778)	1,036,579
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(12,217)	(29,233)
From net realized gain	(933,572)	(673,691)
Total distributions to shareholders	(945,789)	(702,924)
CAPITAL SHARE TRANSACTIONS
Increase in net assets derived from net change in outstanding shares(1)	14,138,005	2,531,153
Total increase in net assets	12,829,438	2,864,808
NET ASSETS
Beginning of year	14,090,810	11,226,002
End of year	$26,920,248	$14,090,810
Undistributed net investment income	$16,300	$—

(1)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Value	Shares	Value
Shares sold	87,672	$1,328,114	461,692	$7,223,179
Shares issued in reinvestment of distributions	64,079	924,656	47,553	685,239
Shares redeemed(2)	(192,125)	(2,853,367)	(348,311)	(5,377,265)
Shares issued in connection with the reorganization (Note 8)	1,041,708	14,738,602	—	—
Net increase	1,001,334	$14,138,005	160,934	$2,531,153

(2)	Net of redemption fees of $102 and $394, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2016	2015	2014	2013	2012
Retail Shares
Net asset value, beginning of year	$38.98	$37.65	$26.72	$21.64	$23.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)*	(0.20)	0.24	(0.14)	0.06	(0.10)
Net realized and unrealized gain (loss) on investments	(2.80)	1.09	11.09	5.02	(1.77)
Total from investment operations	(3.00)	1.33	10.95	5.08	(1.87)
LESS DISTRIBUTIONS:
From net investment income	(0.35)	—	(0.03)	—	—
Total distributions	(0.35)	—	(0.03)	—	—
Paid-in capital from redemption fees	0.00 **	0.00 **	0.01	0.00 **	0.00 **
Reimbursement by Advisor	0.05	—	—	—	—
Net asset value, end of year	$35.68	$38.98	$37.65	$26.72	$21.64
Total return	(7.58)%[1]	3.53%	41.04%	23.48%	(7.95)%
SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$210.8	$331.6	$410.2	$141.9	$147.7
Portfolio turnover rate	79%	89%	105%	60%	51%
RATIOS:
Ratio of expenses to average net assets	1.32%	1.31%	1.34%	1.43%	1.49%
Ratio of net investment income (loss) to average net assets	(0.54)%	0.63%	(0.43)%	0.28%	(0.45)%

*	Calculated using the average shares outstanding method
**	Amount is less than $0.01.
[1]	Net increase from payments by affiliates on the disposal of investments in violation of restrictions added 0.13% to this return.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2016	2015	2014	2013	2012
Institutional Shares
Net asset value, beginning of year	$39.55	$38.03	$26.95	$21.81	$23.63
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)*	(0.08)	0.22	(0.06)	0.20	(0.02)
Net realized and unrealized gain (loss) on investments	(2.86)	1.23	11.21	4.94	(1.80)
Total from investment operations	(2.94)	1.45	11.15	5.14	(1.82)
LESS DISTRIBUTIONS:
From net investment income	(0.57)	—	(0.07)	—	—
Total distributions	(0.57)	—	(0.07)	—	—
Paid-in capital from redemption fees	0.00 **	0.07	—	—	—
Reimbursement by Advisor	0.05	—	—	—	—
Net asset value, end of year	$36.09	$39.55	$38.03	$26.95	$21.81
Total return	(7.29)%[1]	4.00%	41.38%	23.57%	(7.70)%
SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$7.6	$9.6	$6.7	$0.1	$1.1
Portfolio turnover rate	79%	89%	105%	60%	51%
RATIOS:
Ratio of expenses to average net assets	1.00%	0.98%	1.01%	1.14%	1.18%
Ratio of net investment income (loss) to average net assets	(0.22)%	0.55%	(0.17)%	0.95%	(0.09)%

*	Calculated using the average shares outstanding method
**	Amount is less than $0.01.
[1]	Net increase from payments by affiliates on the disposal of investments in violation of restrictions added 0.13% to this return.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2016	2015	2014	2013	2012
Retail Shares
Net asset value, beginning of year	$20.43	$19.03	$15.16	$12.95	$12.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)*	(0.07)	(0.07)	(0.11)	0.02	(0.11)
Net realized and unrealized gain (loss) on investments	(3.03)	1.72	4.50	2.55	1.14
Total from investment operations	(3.10)	1.65	4.39	2.57	1.03
LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.03)	—
From net realized gain	(0.06)	(0.25)	(0.52)	(0.33)	(0.66)
Total distributions	(0.06)	(0.25)	(0.52)	(0.36)	(0.66)
Paid-in capital from redemption fees	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value, end of year	$17.27	$20.43	$19.03	$15.16	$12.95
Total return	(15.18)%	8.78%	29.19%	20.40%	8.90%
SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$1,100.8	$1,625.7	$991.5	$422.9	$128.6
Portfolio turnover rate	49%	37%	58%	69%	88%
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees recouped and expenses absorbed	1.29%	1.31%	1.33%	1.38%	1.47%
After fees recouped and expenses absorbed	1.29%	1.31%	1.35%	1.40%	1.40%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees recouped and expenses absorbed	(0.35)%	(0.38)%	(0.60)%	0.20%	(0.97)%
After fees recouped and expenses absorbed	(0.35)%	(0.38)%	(0.62)%	0.18%	(0.90)%

*	Calculated using the average shares outstanding method
**	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2016	2015	2014	2013	2012
Institutional Shares
Net asset value, beginning of year	$20.93	$19.42	$15.41	$13.12	$12.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)*	(0.00)**	0.00 ***	(0.05)	0.05	(0.08)
Net realized and unrealized gain (loss) on investments	(3.13)	1.76	4.58	2.60	1.16
Total from investment operations	(3.13)	1.76	4.53	2.65	1.08
LESS DISTRIBUTIONS:
From investment income	—	—	—	(0.03)	—
From net realized gain	(0.06)	(0.25)	(0.52)	(0.33)	(0.66)
Total distributions	(0.06)	(0.25)	(0.52)	(0.36)	(0.66)
Paid-in capital from redemption fees	0.00 ***	0.00 ***	0.00 ***	0.00 ***	0.00 ***
Net asset value, end of year	$17.74	$20.93	$19.42	$15.41	$13.12
Total return	(14.96)%	9.17%	29.62%	20.79%	9.22%
SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$425.2	$446.8	$137.2	$40.0	$19.1
Portfolio turnover rate	49%	37%	58%	69%	88%
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees recouped and expenses absorbed	0.97%	0.99%	1.00%	1.04%	1.15%
After fees recouped and expenses absorbed	0.97%	0.99%	1.02%	1.07%	1.15%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees recouped and expenses absorbed	(0.02)%	0.01%	(0.27)%	0.41%	(0.64)%
After fees recouped and expenses absorbed	(0.02)%	0.01%	(0.29)%	0.38%	(0.64)%

*	Calculated using the average shares outstanding method
**	Amount is more than $(0.01).
***	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

			December 26,
			2013*
	Year Ended March 31,		through
	2016	2015	March 31, 2014
Net asset value, beginning of year/period	$12.41	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)**	(0.02)	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	(1.29)	1.95	0.39
Total from investment operations	(1.31)	2.04	0.38
LESS DISTRIBUTIONS:
From net investment income	(0.01)	—	—
From net realized gain	(0.08)	(0.01)	—
Total distributions	(0.09)	(0.01)	—
Paid-in capital from redemption fees	0.00 ***	0.00 ***	—
Net asset value, end of year/period	$11.01	$12.41	$10.38
Total return	(10.58)%	19.66%	3.80%	^
SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$96.5	$29.2	$2.3
Portfolio turnover rate	79%	123%	35%	^
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.41%	1.96%	11.40	%+
After fees waived and expenses absorbed	1.29%	1.29%	1.29	%+
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.32)%	0.13%	(10.40	)%+
After fees waived and expenses absorbed	(0.20)%	0.80%	(0.29	)%+

*	Fund commenced operations on December 26, 2013.
**	Calculated using the average shares outstanding method
***	Amount is less than $0.01.
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

Hodges Small-Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

			December 26,
			2013*
	Year Ended March 31,		through
	2016	2015	March 31, 2014
Net asset value, beginning of year/period	$11.49	$10.60	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)**	(0.04)	0.09	(0.02)
Net realized and unrealized gain (loss) on investments	(1.08)	0.80	0.62
Total from investment operations	(1.12)	0.89	0.60
LESS DISTRIBUTIONS:
From net investment income	(0.04)	—	—
From net realized gain	(0.19)	—	—
Total distributions	(0.23)	—	—
Paid-in capital from redemption fees	0.00 ***	0.00 ***	—
Net asset value, end of year/period	$10.14	$11.49	$10.60
Total return	(9.80)%	8.49%	6.00%	^
SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$17.8	$14.4	$5.3
Portfolio turnover rate	91%	81%	6%	^
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.78%	2.24%	5.21	%+
After fees waived and expenses absorbed	1.40%	1.40%	1.40	%+
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.78)%	0.01%	(4.49	)%+
After fees waived and expenses absorbed	(0.40)%	0.85%	(0.68	)%+

*	Fund commenced operations on December 26, 2013.
**	Calculated using the average shares outstanding method
***	Amount is less than $0.01.
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.59	$15.53	$13.47	$11.82	$13.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)*	(0.07)	0.71	0.02	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	(2.52)	(2.03)	3.80	2.23	(1.52)
Total from investment operations	(2.59)	(1.32)	3.82	2.21	(1.58)
LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.53)	—	(0.00)**	—
From net realized gain	(0.07)	(1.09)	(1.76)	(0.56)	(0.20)
Total distributions	(0.28)	(1.62)	(1.76)	(0.56)	(0.20)
Paid-in capital from redemption fees	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value, end of year	$9.72	$12.59	$15.53	$13.47	$11.82
Total return	(20.34)%	(8.86)%	28.71%	19.75%	(11.38)%
SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$6.6	$9.1	$12.4	$8.4	$7.7
Portfolio turnover rate	116%	65%	131%	126%	69%
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.47%	2.01%	2.06%	2.54%	2.33%
After fees waived and expenses absorbed	1.40%	1.40%	1.40%	1.40%	1.40%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(1.74)%	4.24%	(0.54)%	(1.29)%	(1.42)%
After fees waived and expenses absorbed	(0.67)%	4.85%	0.12%	(0.15)%	(0.49)%

*	Calculated using the average shares outstanding method
**	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip Equity Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$15.56	$15.08	$13.10	$11.80	$11.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment income*	0.02	0.06	0.04	0.09	0.08
Net realized and unrealized gain (loss) on investments	(0.34)	1.17	3.61	1.56	0.52
Total from investment operations	(0.32)	1.23	3.65	1.65	0.60
LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.03)	(0.02)	(0.12)	(0.08)
From net realized gain	(1.11)	(0.72)	(1.65)	(0.23)	—
Total distributions	(1.12)	(0.75)	(1.67)	(0.35)	(0.08)
Paid-in capital from redemption fees	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value, end of year	$14.12	$15.56	$15.08	$13.10	$11.80
Total return	(2.20)%	8.56%	28.57%	14.36%	5.37%
SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$26.9	$14.1	$11.2	$6.6	$6.2
Portfolio turnover rate	51%	84%	71%	46%	53%
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.73%	1.65%	2.01%	2.47%	2.51%
After fees waived and expenses absorbed	1.30%	1.30%	1.30%	1.30%	1.30%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.32)%	0.02%	(0.43)%	(0.38)%	(0.50)%
After fees waived and expenses absorbed	0.11%	0.37%	0.28%	0.79%	0.71%

*	Calculated using the average shares outstanding method
**	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2016

NOTE 1 – ORGANIZATION

The Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund (formerly Hodges Blue Chip 25 Fund) (each a “Fund” and collectively the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”  The Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, and Hodges Blue Chip Equity Income Fund are diversified and the Hodges Pure Contrarian Fund is non-diversified. The Hodges Fund commenced operations on October 9, 1992.  The Hodges Fund currently offers two classes of shares: Retail Class and Institutional Class.  The Retail Class commenced operations on October 9, 1992 and the Institutional Class commenced operations on December 12, 2008. The Hodges Small Cap Fund commenced operations on December 18, 2007.  The Hodges Small Cap Fund currently offers two classes of shares: Retail Class and Institutional Class.  The Retail Class commenced operations on December 18, 2007 and the Institutional Class commenced operations on December 12, 2008.  The Hodges Small Intrinsic Value Fund and Hodges Small-Mid Cap Fund commenced operations on December 26, 2013 and offer a Retail Class of shares only.  The Hodges Pure Contrarian Fund and Hodges Blue Chip Equity Income Fund commenced operations on September 10, 2009 and offer a Retail Class of shares only.

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and sub-transfer agency expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, and Hodges Pure Contrarian Fund is long-term capital appreciation.  The investment objective of the Hodges Blue Chip Equity Income Fund is to seek income and long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities that are traded on U.S. or foreign national securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price if applicable.  If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and the asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Continued)

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following are summaries of the inputs used to value the Funds’ investments as of March 31, 2016. See the Schedules of Investments for industry breakouts.

Hodges Fund:
	Level 1	Level 2		Level 3	Total
Common Stocks	$186,843,461	$—		$—	$186,843,461
Partnerships & Trusts	20,526,950	—		—	20,526,950
Call Options Purchased	—	9,168,200		—	9,168,200
Warrants	—	—	*	—	—
Short-Term Investments	971	—		—	971
Total Investments in Securities	$207,371,382	$9,168,200		$—	$216,539,582

Hodges Small Cap Fund:
	Level 1	Level 2		Level 3	Total
Common Stocks	$1,437,644,508	$—		$—	$1,437,644,508
Partnerships & Trusts	82,274,503	—		—	82,274,503
Short-Term Investments	2,605,661	—		—	2,605,661
Total Investments in Securities	$1,522,524,672	$—		$—	$1,522,524,672

Hodges Small Intrinsic Value Fund:
	Level 1	Level 2		Level 3	Total
Common Stocks	$88,247,303	$—		$—	$88,247,303
Partnerships & Trusts	2,953,260	—		—	2,953,260
Short-Term Investments	6,271,595	—		—	6,271,595
Total Investments in Securities	$97,472,158	$—		$—	$97,472,158

Hodges Small-Mid Cap Fund:
	Level 1	Level 2		Level 3	Total
Common Stocks	$16,787,812	$—		$—	$16,787,812
Short-Term Investments	447	—		—	447
Total Investments in Securities	$16,788,259	$—		$—	$16,788,259

*Amount is less than $0.50.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Continued)

Hodges Pure Contrarian Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$6,172,556	$—	$—	$6,172,556
Partnerships & Trusts	342,835	—	—	342,835
Short-Term Investments	138	—	—	138
Total Investments in Securities	$6,515,529	$—	$—	$6,515,529

Hodges Blue Chip Equity Income Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$25,436,145	$—	$—	$25,436,145
Partnerships & Trusts	1,029,335	—	—	1,029,335
Short-Term Investments	473,334	—	—	473,334
Total Investments in Securities	$26,938,814	$—	$—	$26,938,814

The Funds record transfers at the end of each reporting period. The Funds did not have transfers into or out of Levels 1, 2, or 3 for the year ended March 31, 2016.

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Each Fund may invest in options, traded on U.S. and foreign exchanges, on equities, debt and stock indices as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, and to effect closing transactions.  Each Fund may write covered put and call options on securities, securities indices and currencies in which it may invest to serve as a partial hedge against a price decline of the underlying security.

    Balance Sheet

    Fair values of derivative instruments as of March 31, 2016:

Hodges Fund
	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2016		March 31, 2016
Derivative Instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity Contracts:	Investments in unaffiliated
Call Options Purchased	securities, at value	$9,168,200	None	$—
Total		$9,168,200		$—

    Statement of Operations

    The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2016:

Hodges Fund
	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation (Depreciation)
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized
Call Options Purchased	Gain (Loss) on Investments,
	Options, and Options Written	$4,767,338	$(642,088)

Equity Contracts:	Realized and Unrealized
Call Options Written	Gain (Loss) on Investments,
	Options, and Options Written	(457,454)	—
Total		$4,309,884	$(642,088)

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Continued)

   The average absolute value of options held during the year ended March 31, 2016 was $7,964,692.

Hodges Small Cap Fund
	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation (Depreciation)
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized
Put Options Written	Gain (Loss) on Investments,
	Options, and Options Written	$179,295	$(113,313)

B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

As of March 31, 2016, the Funds deferred, on a tax basis, post-October losses of:

Hodges Fund	$2,641,241
Hodges Small Cap Fund	22,180,419
Hodges Small Intrinsic Value Fund	6,647,752
Hodges Small-Mid Cap Fund	528,956
Hodges Pure Contrarian Fund	—
Hodges Blue Chip Equity Income Fund	—

As of March 31, 2016, the Funds deferred late year losses of:

Hodges Fund	$249,319
Hodges Small Cap Fund	127,108
Hodges Small Intrinsic Value Fund	19,671
Hodges Small-Mid Cap Fund	2,795
Hodges Pure Contrarian Fund	8,739
Hodges Blue Chip Equity Income Fund	—

For the fiscal year ended March 31, 2016, the Funds had the following capital loss carryovers available for federal income tax purposes:

	Expiring March 31,
	2018	2019	Unlimited	Unlimited
	(Short-Term)	(Short-Term)	(Short-Term)	(Long-Term)	Total
Hodges Fund	$23,598,050	$4,036,303	$—	$—	$27,634,353
Hodges Small Cap Fund	—	—	10,709,421	—	10,709,421
Hodges Small Intrinsic Value Fund	—	—	298,074	—	298,074
Hodges Small-Mid Cap Fund	—	—	—	—	—
Hodges Pure Contrarian Fund	—	—	32,429	197,650	230,079
Hodges Blue Chip Equity Income Fund	—	—	635,397	—	635,397

As of March 31, 2016, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of March 31, 2016, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Continued)

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains, if any, on securities for the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, and Hodges Pure Contrarian Fund are normally declared and paid on an annual basis. Distributions to shareholders from net investment income for the Hodges Blue Chip Equity Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  The Funds may purchase call and put options on securities and indices.  As the holder of a call option, each Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  As a holder of a put option, each Fund has the right to sell the underlying security at the exercise price at any time until the expiration date.  The Funds may enter into closing sale transactions with respect to such options, exercise such options, or permit such options to expire.  If an option expires on the stipulated date or if a Fund enters into a closing sale transaction, a gain or loss is realized.  If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  Each Fund may write (sell) covered put and call options on securities, security indices, and currencies in which it may invest. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The activity in options written during the year ended March 31, 2016, for the Hodges Fund was as follows:

	Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	1,595	426,062
Options exercised	—	—
Options expired	(520)	(69,765)
Options closed	(1,075)	(356,297)
Options outstanding, end of period	—	$—

The activity in options written during the year ended March 31, 2016, for the Hodges Small Cap Fund was as follows:

	Contracts	Premiums Received
Options outstanding, beginning of period	500	$184,563
Options written	—	—
Options exercised	—	—
Options expired	—	—
Options closed	(500)	(184,563)
Options outstanding, end of period	—	$—

F.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Continued)

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Hodges Fund Retail Class, Hodges Small Cap Fund Retail Class, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund charge a redemption fee equal to 1% of the net amount of redemption if redeemed within 30 calendar days after purchase.  The Institutional Classes of the Hodges Fund and Hodges Small Cap Fund charge a redemption fee equal to 1% of the net amount of redemption if redeemed within 60 calendar days after purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities are valued under methods approved by the Board of Trustees as reflecting fair value.

I.
Guarantees and Indemnifications.  In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

J.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

K.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2016, the following adjustments were made(a):

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Hodges Fund	$1,184,782	$—	$(1,184,782)
Hodges Small Cap Fund	4,891,118	5,406	(4,896,524)
Hodges Small Intrinsic Value Fund	139,249	99	(139,348)
Hodges Small-Mid Cap Fund	68,231	—	(68,231)
Hodges Pure Contrarian Fund	39,711	5	(39,716)
Hodges Blue Chip Equity Income Fund	15,084	(635,397)	620,313
(a) These differences were primarily due to net operating loss, partnership, and merger adjustments.

L.
Recent Accounting Pronouncement.  In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hodges Capital Management, Inc. (the “Advisor”) provides the Funds with investment management services under respective Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% for the Hodges Fund, Hodges Small Cap

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Continued)

Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, and Hodges Pure Contrarian Fund, and 0.65% for the Hodges Blue Chip Equity Income Fund, based upon the average daily net assets of each Fund.  For the year ended March 31, 2016, the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund incurred $2,287,897, $16,218,604, $680,072, $152,413, $61,413, and $83,563 respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to limit Fund expenses as follows by reducing all or a portion of its fees and reimbursing the Fund expenses so that its ratio of expenses to average net assets will not exceed:

Hodges Small Cap Fund – Retail Shares	1.40%
Hodges Small Cap Fund – Institutional Shares	1.15%
Hodges Small Intrinsic Value Fund	1.29%
Hodges Small-Mid Cap Fund	1.40%
Hodges Pure Contrarian Fund	1.40%
Hodges Blue Chip Equity Income Fund	1.30%

Any fees waived and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the respective Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the respective Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.  Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval.  For the year ended March 31, 2016, the Advisor waived $94,617, $67,938, $77,403, and $54,902 in fees for the Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund, respectively.

At March 31, 2016, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund that may be recouped was $242,445, $193,769, $215,264, and $166,866, respectively.  The Advisor may recapture portions of the above amounts no later than the dates stated below:

	March 31, 2017	March 31, 2018	March 31, 2019
Hodges Small Intrinsic Value Fund	$44,650	$103,178	$94,617
Hodges Small-Mid Cap Fund	$41,616	$ 84,215	$67,938
Hodges Pure Contrarian Fund	$70,205	$ 67,656	$77,403
Hodges Blue Chip Equity Income Fund	$62,953	$ 49,011	$54,902

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant, and transfer agent.  In those capacities USBFS maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS.  Fees paid by the Funds to USBFS for these services for the year ended March 31, 2016, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank N.A. (the “Custodian”) serves as custodian to the Funds.  Both the Distributor and Custodian are affiliates of USBFS.

Each Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund’s Retail Shares may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of each Fund.  The fee is paid to the Distributor for the sale and distribution of a Fund’s shares and services it provides to shareholders.  Fees paid by the Funds to the Distributor for services for the year ended March 31, 2016, are disclosed in the Statements of Operations.

Each Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to each Fund’s Retail and Institutional Shares.  All Arrangements must be approved by the Board of Trustees.  For the year ended March 31, 2016, Sub-Transfer Agent fees incurred by the Funds, as well as fees paid to USBFS as the Transfer Agent for the Funds, were as follows:

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Continued)

	Sub-Transfer	Sub-Transfer	Transfer	Transfer
	Agent Fees –	Agent Fees –	Agent Fees –	Agent Fees –
	Retail Shares	Institutional Shares	Retail Shares	Institutional Shares
Hodges Fund	$ 184,431	$ —	$109,631	$ 3,569
Hodges Small Cap Fund	$1,368,878	$131,197	$276,540	$91,613
Hodges Small Intrinsic Value Fund	$ 74,288	N/A	$ 23,461	N/A
Hodges Small-Mid Cap Fund	$ 9,158	N/A	$ 19,162	N/A
Hodges Pure Contrarian Fund	$ 1,271	N/A	$ 18,416	N/A
Hodges Blue Chip Equity Income Fund	$ 2,896	N/A	$ 18,900	N/A

For the year ended March 31, 2016, First Dallas Securities, an affiliate of the Advisor, received $549,461, $1,017,711, $248,258, $28,840, $33,265, and $5,544 in brokerage commissions with respect to the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund’s portfolio transactions, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated Fund under specific conditions outlined in procedures adopted by the Board of Trustees.  The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another Fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees, and/or common officers complies with Rule 17a-7 of the 1940 Act.  Further, as defined under the procedures, each transaction is effected at the current market price.  Pursuant to these procedures, for the year ended March 31, 2016, the Hodges Fund, Hodges Small Cap Fund, and Hodges Small Intrinsic Value Fund engaged in the following securities purchases and sales.  The Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund did not engage in any securities purchases or sales pursuant to these procedures for the year ended March 31, 2016.

	Purchases	Sales
Hodges Fund	$3,919,335	$4,872,100
Hodges Small Cap Fund	$4,383,100	$4,255,480
Hodges Small Intrinsic Value Fund	$1,378,200	$ 553,055

During the year ended March 31, 2016, an investment was made by the Advisor that caused the Hodges Fund to be out of compliance with the diversification limits described in the Fund’s Statement of Additional Information (“SAI”).  As described in the SAI, as to 75% of the Fund’s total assets, the Fund may not invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer.  The Advisor sold the offending investment during the fiscal year.  As a result, the Advisor reimbursed the Fund for the realized loss of $355,639 during the fiscal year.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities for the Funds, excluding short-term investments, for the year ended March 31, 2016, were as follows:

	Purchases	Sales
Hodges Fund	$204,325,049	$291,607,663
Hodges Small Cap Fund	884,788,166	959,242,313
Hodges Small Intrinsic Value Fund	132,355,992	55,619,178
Hodges Small-Mid Cap Fund	21,165,744	15,465,151
Hodges Pure Contrarian Fund	7,972,738	8,633,728
Hodges Blue Chip Equity Income Fund	7,057,284	8,678,265

The proceeds from the sales of U.S. Government obligations for the Hodges Small Cap Fund for the year ended March 31, 2016, were $3,200,000.  There were no purchases of U.S. Government obligations for the Hodges Small Cap Fund for the year ended March 31, 2016.  There were no purchases or sales of U.S. Government obligations for the Hodges Fund, the Hodges Small Intrinsic Value Fund, the Hodges Small-Mid Cap Fund, the Hodges Pure Contrarian Fund, or the Hodges Blue Chip Equity Income Fund for the year ended March 31, 2016.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

 The tax character of distributions paid during the year ended March 31, 2016, and the year ended March 31, 2015, for each Fund was as follows:

Hodges Fund
	March 31, 2016	March 31, 2015
Distributions paid from:
Long-term capital gain*	$—	$—
Ordinary income	$2,396,988	$—
Total	$2,396,988	$—

* Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Small Cap Fund
	March 31, 2016	March 31, 2015
Distributions paid from:
Long-term capital gain*	$6,205,360	$15,163,320
Ordinary income	$—	$7,818,815
Total	$6,205,360	$22,982,135

* Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Small Intrinsic Value Fund
	March 31, 2016	March 31, 2015
Distributions paid from:
Long-term capital gain*	$171,209	$—
Ordinary income	$616,663	$16,753
Total	$787,872	$16,753

* Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Small-Mid Cap Fund
	March 31, 2016	March 31, 2015
Distributions paid from:
Long-term capital gain*	$336,399	$—
Ordinary income	$78,682	$—
Total	$415,081	$—

* Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Pure Contrarian Fund
	March 31, 2016	March 31, 2015
Distributions paid from:
Long-term capital gain*	$—	$192,019
Ordinary income	$189,000	$996,895
Total	$189,000	$1,188,914

* Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Blue Chip Equity Income Fund
	March 31, 2016	March 31, 2015
Distributions paid from:
Long-term capital gain*	$933,572	$535,139
Ordinary income	$12,217	$167,785
Total	$945,789	$702,924

* Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Continued)

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows(a):

		Hodges Small
	Hodges Fund	Cap Fund
Cost of Investments	$212,433,141	$1,456,626,715
Gross tax unrealized appreciation	45,223,123	238,893,206
Gross tax unrealized depreciation	(41,116,682)	(172,995,249)
Net tax unrealized appreciation	4,106,441	65,897,957
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated loss	(30,524,913)	(33,016,948)
Total accumulated gain/(loss)	$(26,418,472)	$32,881,009

	Hodges Small Intrinsic	Hodges Small-Mid
	Value Fund	Cap Fund
Cost of Investments	$99,343,762	$17,510,940
Gross tax unrealized appreciation	7,971,095	1,710,530
Gross tax unrealized depreciation	(9,842,699)	(2,433,211)
Net tax unrealized appreciation	(1,871,604)	(722,681)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated loss	(6,965,497)	(531,751)
Total accumulated gain/(loss)	$(8,837,101)	$(1,254,432)

	Hodges Pure	Hodges Blue Chip
	Contrarian Fund	Equity Income Fund
Cost of Investments	$7,959,656	$22,833,742
Gross tax unrealized appreciation	571,723	5,329,857
Gross tax unrealized depreciation	(2,015,850)	(1,224,785)
Net tax unrealized appreciation	(1,444,127)	4,105,072
Undistributed ordinary income	—	1,216
Undistributed long-term capital gain	—	59,689
Total distributable earnings	—	60,905
Other accumulated loss	(238,818)	(620,313)
Total accumulated gain/(loss)	$(1,682,945)	$3,545,664

(a) The difference between book basis and tax basis unrealized appreciation was primarily attributable to the treatment of wash sales.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds and the Advisor.  For the year ended March 31, 2016, the Funds had the following transactions with affiliated companies:

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Continued)

Hodges Fund

As of March 31, 2016, the market value of all securities of affiliated companies held in the Hodges Fund amounted to $41,211,681, representing 18.9% of net assets.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2015	Purchases	Sales	2016	Gain (Loss)	Income	2016	Cost
A.H. Belo Corp. – Class A	846,950	—	216,730	630,220	$514,372	$257,668	$3,031,358	$3,536,612
Comstock Resources, Inc.	1,600,000	1,921,600	—	3,521,600	$—	$—	$2,695,785	$12,971,344
The Dixie Group, Inc.	953,100	685,921	—	1,639,021	$—	$—	$6,900,278	$12,472,134
Luby’s, Inc.	1,950,000	—	288,699	1,661,301	$(810,500)	$—	$8,057,310	$11,567,167
Texas Pacific Land Trust	259,659	—	118,590	141,069	$13,547,536	$46,069	$20,526,950	$4,102,624
Total					$13,251,408	$303,737	$41,211,681	$44,649,881

Hodges Small Cap Fund

As of March 31, 2016, the market value of all securities of affiliated companies held in the Hodges Small Cap Fund amounted to $71,572,458, representing 4.7% of net assets.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2015	Purchases	Sales	2016	Gain (Loss)	Income	2016	Cost
Comstock Resources, Inc.	1,700,000	410,000	500,000	1,610,000	$(6,842,528)	$—	$1,232,455	$8,897,116
Luby’s, Inc.	—	1,190,000	—	1,190,000	$—	$—	$5,771,500	$5,584,100
Shoe Carnival, Inc.	1,190,000	—	65,000	1,125,000	$735,118	$370,900	$30,330,000	$23,300,793
Texas Pacific Land Trust	205,300	30,000	—	235,300	$—	$72,943	$34,238,503	$18,738,089
Total							$71,572,458	$56,520,098
Interphase Corp.^	1,367,000	43,254	1,410,254	—	$(3,209,203)	$—	$—	$—
U.S. Concrete, Inc.^	750,000	35,000	165,000	620,000	$5,240,500	$—	$36,939,600	$15,853,426
Total					$(4,076,113)	$443,843

^  This security was considered an affiliate during the period, but is no longer an affiliate at March 31, 2016.

Hodges Small Intrinsic Value Fund

As of March 31, 2016, the market value of all securities of affiliated companies held in the Hodges Small Intrinsic Value Fund amounted to $3,569,060, representing 3.7% of net assets.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2015	Purchases	Sales	2016	Gain (Loss)	Income	2016	Cost
A.H. Belo Corp. – Class A	—	150,000	150,000	—	$25,446	$12,000	$—	$—
The Dixie Group, Inc.	65,000	216,000	281,000	—	$(1,310,091)	$—	$—	$—
Shoe Carnival, Inc.	30,000	89,000	19,000	100,000	$175,835	$23,965	$2,696,000	$2,490,384
Texas Pacific Land Trust	—	6,000	—	6,000	$—	$1,860	$873,060	$661,399
Total							$3,569,060	$3,151,783
U.S. Concrete, Inc.^	22,000	42,000	21,000	43,000	$638,835	$—	$2,561,940	$1,791,095
Total					$(469,975)	$37,825

^  This security was considered an affiliate during the period, but is no longer an affiliate at March 31, 2016.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Continued)

Hodges Small-Mid Cap Fund

As of March 31, 2016, the Hodges Small-Mid Cap Fund did not hold any securities of affiliated companies.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2015	Purchases	Sales	2016	Gain (Loss)	Income	2016	Cost
Texas Pacific Land Trust	2,500	—	2,500	—	$93,482	$775	$—	$—
Total					$93,482	$775	$—	$—

Hodges Pure Contrarian Fund

As of March 31, 2016, the market value of all securities of affiliated companies held in the Hodges Pure Contrarian Fund amounted to $1,150,821, representing 17.4% of net assets.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2015	Purchases	Sales	2016	Gain (Loss)	Income	2016	Cost
A.H. Belo Corp. – Class A	110,100	—	60,000	50,100	$3,154	$30,432	$240,981	$377,669
Comstock Resources, Inc.	—	292,000	12,000	280,000	$(10,628)	$—	$214,340	$661,887
The Dixie Group, Inc.	50,000	—	—	50,000	$—	$—	$210,500	$557,723
Luby’s, Inc.	115,000	—	15,000	100,000	$13,461	$—	$485,000	$569,263
Total					$5,987	$30,432	$1,150,821	$2,166,542

Hodges Blue Chip Equity Income Fund

As of March 31, 2016, the market value of all securities of affiliated companies held in the Hodges Blue Chip Equity Income Fund amounted to $509,285, representing 1.9% of net assets.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2015	Purchases	Sales	2016	Gain (Loss)	Income	2016	Cost
Texas Pacific Land Trust	5,000	—	1,500	3,500	$174,302	$1,085	$509,285	$179,571
Total					$174,302	$1,085	$509,285	$179,571

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  The maximum lines of credit as of March 31, 2016, for the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund are $14,000,000, $40,000,000, $4,000,000, $2,500,000, $700,000, and $600,000, respectively.  For the year ended March 31, 2016, the average interest rate on the outstanding principal amount was 3.35%, 3.50%, 3.45%, 3.50%, and 3.38% for the Hodges Fund, Hodges Small Cap Fund, Hodges Small-Mid Cap Fund and Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Fund, respectively.  Advances are not collateralized by a first lien against each Fund’s assets.  During the year ended March 31, 2016, the Hodges Fund, Hodges Small Cap Fund, Hodges Small-Mid Cap, Hodges Pure Contrarian, and Hodges Blue Chip Equity Income Fund had outstanding average daily loan balances of $433,407, $1,097,385, $6,708, $16, and $17,577, respectively. The maximum amounts outstanding during year ended March 31, 2016, were $7,151,000, $26,355,000, $178,000, $3,000, and $600,000 for the Hodges Fund, Hodges Small Cap Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund, respectively. Interest expenses for the year ended March 31, 2016, are disclosed in the Statements of Operations. During the year ended March 31, 2016 Hodges Small Intrinsic Value Fund did not utilize its line of credit. At March 31, 2016 the Hodges Fund, Hodges Small-Mid Cap Fund, and Hodges Pure Contrarian Fund had loan payable balances of $708,000, $108,000, and $3,000, respectively.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2016 (Continued)

NOTE 8 – FUND REORGANIZATION

On March 2, 2016, the Board of Trustees of the Trust approved a plan of reorganization (the “Reorganization”) whereby the Hodges Equity Income Fund would merge into the Hodges Blue Chip Equity Income Fund.  The reorganization was effective as of the close of business on March 30, 2016.  The reorganization was accomplished by a tax-free exchange of 1,180,874 Retail shares of Hodges Equity Income Fund for 1,041,708 Retail shares of Hodges Blue Chip Equity Income Fund.  At close of business on March 30, 2016, the net assets of Hodges Equity Income Fund and Hodges Blue Chip Equity Income Fund were $14,738,602 and $12,218,292, respectively.  After the merger, the net assets of Hodges Blue Chip Equity Income Fund were $26,956,894.  The total net assets of Hodges Equity Income Fund included $649,715* of accumulated realized loss on investments and $2,620,661 of unrealized appreciation on investments.

*  Due to rules under section 382 of the Internal Revenue Code, the Hodges Blue Chip Equity Income Fund will only be able to utilize up to $635,397 of these losses and the losses will be limited to $391,440 and $243,957 for the fiscal years ending March 31, 2017, and March 31, 2018, respectively.  The remaining $14,318 cannot be utilized.

The financial statements reflect the operations of the Hodges Blue Chip Equity Income Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the Fund merger.  Assuming the reorganization had been completed on April 1, 2015, the Hodges Blue Chip Equity Income Fund’s pro forma results of operations for the year ended March 31, 2016, were as follows:

Net investment income	$363,463
Net realized gain on unaffiliated investments	1,571,550
Net realized gain on affiliated investments	174,302
Change in net unrealized depreciation on investments	(3,285,607)
Net decrease in net assets resulting from operations	$(1,176,292)

Hodges Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Hodges Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund (formerly the Hodges Blue Chip 25 Fund), each a series of Professionally Managed Portfolios, including the schedules of investments, as of March 31, 2016, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for Hodges Small Intrinsic Value Fund and Hodges Small-Mid Cap Fund in which the financial highlights were for each of the two years in the period then ended and for the period December 26, 2013 (commencement of operations) to March 31, 2014.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund as of March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 27, 2016

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of		in Fund	Other
	Positions	Office and		Complex(2)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Age and Address	Trust(1)	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President, Talon Industries, Inc. (business	6	Director, PNC
(born 1943)	and	Term; Since	consulting); formerly, Executive Vice President and		Fund, Inc.
c/o U.S. Bancorp	Trustee	May 1991.	Chief Operating Officer, Integrated Asset
Fund Services, LLC			Management (investment adviser and manager) and
2020 E. Financial Way			formerly, President, Value Line, Inc. (investment
Suite 100			advisory and financial publishing firm).
Glendora, CA 91741

Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive	6	The Dana
(born 1939)		Term; Since	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation; The
c/o U.S. Bancorp		May 1991.	Vice President), and Managing Director, Rockefeller		Univ. of Virginia
Fund Services, LLC			& Co. (Investment Manager and Financial Advisor);		Law School Fdn.
2020 E. Financial Way			formerly, Senior Vice President, Norton Simon, Inc.
Suite 100			(international consumer products conglomerate).
Glendora, CA 91741

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer, Direxion Fund since 2013;	6	Interested Trustee,
(born 1973)		Term; Since	formerly, Senior Vice President and Chief Financial		Direxion Funds
c/o U.S. Bancorp		September	Officer (and other positions), U.S. Bancorp Fund		Trust, Direxion
Fund Services, LLC		2011.	Services, LLC (1997-2013).		ETF Trust and
2020 E. Financial Way					Direxion Variable
Suite 100					Trust.
Glendora, CA 91741

Carl A. Froebel	Trustee	Indefinite	Formerly President and Founder, National Investor	6	None.
(born 1938)		Term; Since	Data Services, Inc. (investment related computer
c/o U.S. Bancorp		May 1991.	software).
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001; formerly, Executive Vice	6	Independent
(born 1950)		Term; Since	President, Investment Company Administration, LLC		Trustee, The
c/o U.S. Bancorp		May 1991.	(mutual fund administrator).		Managers Fund;
Fund Services, LLC					Trustee, Managers
2020 E. Financial Way					AMG Fund,
Suite 100					Aston Fund;
Glendora, CA 91741					Advisory Board
Member,
Sustainable
Growth Advisers,
LP; Independent
Director, Chase
Investment
Counsel.

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of		in Fund	Other
	Positions	Office and		Complex(2)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Age and Address	Trust(1)	Time Served	During Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and Legal Compliance Officer,	Not	Not
(born 1968)		Term; Since	U.S. Bancorp Fund Services, LLC, since July 2007.	Applicable.	Applicable.
c/o U.S. Bancorp		March 2013.
Fund Services, LLC	Secretary	Indefinite
2020 E. Financial Way		Term; Since
Suite 100		February 2008.
Glendora, CA 91741

Eric C. VanAndel	Treasurer	Indefinite	Vice President, U.S. Bancorp Fund Services,	Not	Not
(born 1975)		Term; Since	LLC, since April 2005.	Applicable.	Applicable.
c/o U.S. Bancorp		April 2013.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

James Matel	Assistant	Indefinite	Vice President (and other positions), U.S.	Not	Not
(born 1971)	Treasurer	Term; Since	Bancorp Fund Services, LLC since July 1995.	Applicable.	Applicable.
c/o U.S. Bancorp		June 2006.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Aaron J. Perkovich	Assistant	Indefinite	Vice President (and other positions), U.S.	Not	Not
(born 1973)	Treasurer	Term; Since	Bancorp Fund Services, LLC since June 2006.	Applicable.	Applicable.
c/o U.S. Bancorp		May 2014.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Ronald Rickey	Assistant	Indefinite	Compliance Officer, U.S. Bancorp Fund Services,	Not	Not
(born 1987)	Treasurer	Term; Since	LLC since February 2011.	Applicable.	Applicable.
c/o U.S. Bancorp		November
Fund Services, LLC		2015.
615 East Michigan St.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice President and Compliance Officer	Not	Not
(born 1966)	Compliance	Term; Since	(and other positions), U.S. Bancorp Fund Services,	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	LLC since August 2004.
Fund Services, LLC	Anti-Money	Indefinite
615 East Michigan St.	Laundering	Term; Since
Milwaukee, WI 53202	Officer	July 2011.
	Vice	Indefinite
	President	Term; Since
July 2011.

(1)  The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisers.

Hodges Mutual Funds

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hodges Fund	100.00%
Hodges Small Cap Fund	0.00%
Hodges Small Intrinsic Value Fund	45.13%
Hodges Small-Mid Cap Fund	0.00%
Hodges Pure Contrarian Fund	90.61%
Hodges Blue Chip Equity Income Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2016, was as follows:

Hodges Fund	100.00%
Hodges Small Cap Fund	0.00%
Hodges Small Intrinsic Value Fund	45.08%
Hodges Small-Mid Cap Fund	0.00%
Hodges Pure Contrarian Fund	89.29%
Hodges Blue Chip Equity Income Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the fiscal year ended March 31, 2016, was as follows:

Hodges Fund	0.00%
Hodges Small Cap Fund	0.00%
Hodges Small Intrinsic Value Fund	80.18%
Hodges Small-Mid Cap Fund	0.00%
Hodges Pure Contrarian Fund	25.83%
Hodges Blue Chip Equity Income Fund	0.00%

Hodges Mutual Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) 811-0224 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.hodgesfunds.com.

Hodges Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public personal information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us verbally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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ANNUAL REPORT  •  MARCH 31, 2016

Fund	Retail Class	Institutional Class

Hodges Fund
Ticker Symbol	HDPMX	HDPIX
CUSIP	742935109	742935232

Hodges Small Cap Fund
Ticker Symbol	HDPSX	HDSIX
CUSIP	742935299	742935224

Hodges Small Intrinsic Value Fund
Ticker Symbol	HDSVX	N/A
CUSIP	74316J318	N/A

Hodges Small-Mid Cap Fund
Ticker Symbol	HDSMX	N/A
CUSIP	74316J326	N/A

Hodges Pure Contrarian Fund
Ticker Symbol	HDPCX	N/A
CUSIP	742935158	N/A

Hodges Blue Chip Equity Income Fund
Ticker Symbol	HDPBX	N/A
CUSIP	742935174	N/A

HODGES MUTUAL FUNDS
www.hodgesfunds.com  |  (866) 811-0224

INVESTMENT ADVISOR
HODGES CAPITAL MANAGEMENT, INC.
2905 Maple Avenue, Dallas, Texas 75201  |  (888) 878-4426 |   www.hodgescapital.com

CUSTODIAN
U.S. BANK N.A.
1555 N. RiverCenter Drive, Suite 302, Milwaukee,Wisconsin 53212

TRANSFER AGENT
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701, Milwaukee,Wisconsin 53201-0701 | (866) 811-0224

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street, Milwaukee,Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700, New York, New York 10103

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
Hodges Fund

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$23,100	$24,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

     Hodges Small Cap Fund

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$23,100	$20,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Hodges Blue Chip Equity Income Fund

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$21,100	$20,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Hodges Pure Contrarian Fund

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$21,100	$20,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Hodges Small Intrinsic Value Fund

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$21,100	$20,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Hodges Small-Mid Cap Fund

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$21,100	$20,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2016	FYE 3/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2016	FYE 3/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date      May 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date      May 31, 2016

By (Signature and Title)                      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer/Principal Financial Officer

Date May 27, 2016

* Print the name and title of each signing officer under his or her signature.